UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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EAGLE BULK SHIPPING INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Eagle Bulk Shipping Inc.
477 Madison Avenue, Suite 1405
New York, New York 10022
(212) 785-2500

April 7, 2009

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Eagle Bulk Shipping Inc., which will be held at the offices of Seward & Kissel LLP, 20th Floor, One Battery Park Plaza, New York, New York 10004 at 10:00 a.m., local time, on Thursday, May 21, 2009. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.

     The actions expected to be taken at the Annual Meeting are described in detail in the Company’s Proxy Statement for the Annual Meeting of Shareholders.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. Accordingly, if you have elected to receive your proxy materials by mail, please date, sign and return the proxy card to be mailed to you on or about April 10, 2009.  If you received your proxy materials over the Internet, please vote by Internet or by telephone in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials that you will receive in the mail.  If you decide to attend the meeting in person, you will be able to vote in person, even if you have previously submitted a proxy.

     I hope that you will attend the meeting, and I look forward to seeing you there.

Sincerely,

/s/ Sophocles N. Zoullas
Sophocles N. Zoullas
Chairman and Chief Executive Officer

Eagle Bulk Shipping Inc.
477 Madison Avenue, Suite 1405
New York, New York 10022
(212) 785-2500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 21, 2009

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Eagle Bulk Shipping Inc., a Marshall Islands corporation (“Eagle Bulk Shipping” or the “Company”), will be held on Thursday, May 21, 2009, at 10:00 a.m., local time, at the offices of Seward & Kissel LLP, 20th Floor, One Battery Park Plaza, New York, New York 10004, for the following purposes:

1.	To elect two Class I Directors to the Board of Directors;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2009;

3.	To approve the Company’s 2009 Equity Incentive Plan; and

4.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

     As of the date of this proxy statement, the Company has received no notice of any matters, other than those set forth above, that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies on the proxy card, or their duly constituted substitutes acting at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, will be deemed authorized to vote the shares represented by proxy or otherwise act on such matters in accordance with their judgment.

     The close of business on March 24, 2009, has been fixed as the record date for determining those shareholders entitled to vote at the Annual Meeting. Accordingly, only shareholders of record as of the close of business on that date are entitled to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting. A list of such shareholders will be available at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 21, 2009.

(1)
This communication presents only an overview of the more complex proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2)	The proxy statement is available at http://materials.proxyvote.com/y2187A.

(3)
If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 21, 2010, to facilitate timely delivery.

     Please read the proxy statement which is available at http://materials.proxyvote.com/y2187A and, if you have requested to receive paper copies of our proxy materials by mail, the instructions on the proxy card included therein, which will be mailed to you on or about April 10, 2009. Whether or not you expect to attend the Annual Meeting in person, and no matter how many shares you own, please vote your shares as promptly as possible. Submitting a proxy now will help assure a quorum and avoid added proxy solicitation costs.

       If you attend the Annual Meeting you may vote in person, even if you have previously submitted a proxy. If you require directions to attend the meeting, please send a written request to Alan S. Ginsberg, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022, telephone (212) 785-2500. All shareholders must present a form of personal photo identification in order to be admitted to the meeting. In addition, if your shares are held in the name of your broker, bank or other nominee and you wish to attend the Annual Meeting, you must bring an account statement or letter from the broker, bank or other nominee indicating that you were the owner of the shares on March 24, 2009.

       If you hold your shares in your own name and you have requested to receive paper copies of our proxy materials by mail, you may submit a proxy by marking the proxy card to be mailed to you on or about April 10, 2009, and dating and signing it, and returning it in the postage paid envelope provided. You may also submit a proxy via our electronic voting platform at http://www.proxyvote.com or submit a proxy by telephone at 1-800 690-6903. You may also attend the Annual Meeting and vote in person. If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting. You may revoke your proxy at any time before the vote is taken by delivering to the Corporate Secretary of the Company a written revocation or a proxy with a later date or by voting your shares in person at the meeting, in which case your prior proxy would be disregarded.

     You may request that a copy of the proxy materials be sent to you at no charge by sending a written request to Alan S. Ginsberg, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022, telephone (212) 785-2500. You may also indicate a preference for receiving an electronic or paper copy of proxy materials for future shareholder meetings by notification to the same address.

By Order of the Board of Directors,

/s/ Alan Ginsberg
Alan Ginsberg
Chief Financial Officer and Secretary

New York, New York
April 7, 2009

Eagle Bulk Shipping Inc.
477 Madison Avenue, Suite 1405
New York, New York 10022
(212) 785-2500

__________________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 21, 2009

__________________

     This proxy statement is furnished to shareholders of Eagle Bulk Shipping Inc. (“Eagle Bulk Shipping” or the “Company”) in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Eagle Bulk Shipping (the “Board of Directors”) for use in voting at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Seward & Kissel LLP, 20th Floor, One Battery Park Plaza, New York, New York 10004, on Thursday, May 21, 2009, at 10:00 a.m., local time, and at any adjournment or postponement thereof.

     This proxy statement is first available to shareholders at http://materials.proxyvote.com/y2187A on or about April 10, 2009.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

     Pursuant to the rules of the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. We also believe that by electing to provide access to our proxy materials over the Internet, we will reduce the amount of natural resources used in connection with our proxy materials and our Annual Meeting. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record and beneficial owners. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials, at no charge. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions on the website referred to in the Notice. Shareholders who have already requested to receive paper copies of our proxy materials will receive a full set of our proxy materials, including our proxy card, in the mail and will not receive the Notice.

Why am I receiving these materials?

     Our Board of Directors has made these materials available to you on the Internet, or, upon your request, we will deliver printed versions of these materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at our 2009 Annual Meeting. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

What is included in these materials?

    These materials include:

•	Our proxy statement for the 2009 Annual Meeting; and

•	Our 2008 Annual Report to Shareholders, which includes our audited consolidated financial statements.

    If you request printed versions of these materials by mail, these materials will also include the proxy card for the 2009 Annual Meeting.

How can I get electronic access to the proxy materials?

     The Notice provides you with instructions regarding how to:

•	View our proxy materials for the 2009 Annual Meeting on the Internet; and

•	Instruct us to send our future proxy materials to you electronically by email.

What is the purpose of the Annual Meeting?

     At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

•	Election of two Directors to hold office until the 2012 Annual Meeting of Shareholders;

•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2009; and

•	Approval of the Company’s 2009 Equity Incentive Plan.

     Shareholders will also be asked to consider and vote at the Annual Meeting on any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. At this time, the Company’s Board of Directors is unaware of any matters, other than those set forth above, that may properly come before the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

     The Board of Directors has fixed the close of business on March 24, 2009, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, Eagle Bulk Shipping had issued and outstanding 47,031,300 shares of common stock.

How Many Votes Do I Have?

     Each common share outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the shareholders, including the election of Directors. Cumulative voting by shareholders is not permitted.

What are the Board of Directors’ voting recommendations?

      The Board of Directors recommends that you vote “FOR” the nominees of the Board of Directors in the election of Directors, “FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2009, and “FOR” approval of the Company’s 2009 Equity Incentive Plan.

How can I vote my shares?

     You can vote either in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. You can vote by proxy as follows:

• •
by mail – If you requested to receive paper copies of our proxy materials by mail, you may submit your proxy by mail by signing your proxy card that is included on the paper proxy materials that will be mailed to you on or around April 10, 2009, or, for shares held in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the enclosed, postage paid envelop.

by Internet or by telephone – If you have telephone or Internet Access, you may submit your proxy by following the instructions provided in the Notice, or if you received a printed version of our proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instructions card.

How may I vote my shares in person at the Annual Meeting?

     If your shares are registered directly in your name with our transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to vote in person at the Annual Meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?

     Rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain matters, including the election of Directors and ratification of the independent registered public accounting firm. Your broker does not have discretionary authority to vote your shares for the approval of the Company’s 2009 Equity Incentive Plan without receiving instructions.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

      If you provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions. If you hold shares in your name and sign and return a proxy card without giving specific voting instructions, your shares will be voted as follows:

•	“FOR” the nominees of the Board of Directors in the election of Directors;

•	“FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2009; and

•	“FOR” approval of the Company’s 2009 Equity Incentive Plan.

     With respect to any other matters that may properly come before the Annual Meeting, your shares will be voted at the discretion of the proxy holders.

Could other matters be decided at the Annual Meeting?

      At this time, we are unaware of any matters, other than as set forth above, that may properly come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy, or their duly constituted substitutes acting at the Annual Meeting or any adjournment or postponement of the Annual Meeting, will be deemed authorized to vote or otherwise act on such matters in accordance with their judgment.

What do I need to bring to be admitted to the Annual Meeting?

     All shareholders must present a form of personal photo identification in order to be admitted to the meeting. In addition, if your shares are held in the name of your broker, bank or other nominee and you wish to attend the Annual Meeting, you must bring an account statement or letter from the broker, bank or other nominee indicating that you were the owner of the shares on the Record Date.

How can I change my vote?

     Any person signing a proxy card in the form to be mailed to you on or about April 10, 2009, has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by any of the following methods:

•	by writing a letter delivered to Alan S. Ginsberg, Secretary of Eagle Bulk Shipping, 477 Madison Avenue, Suite 1405, New York, New York 10022, stating that the proxy is revoked;

•	by submitting another proxy with a later date; or

•	by attending the Annual Meeting and voting in person.

What are the quorum and voting requirements to elect Directors and approve the other proposals described in the proxy statement?

      In order to take action on the matters scheduled for a vote at the Annual Meeting, a quorum (a majority of the aggregate number of shares of the Company’s common stock issued and outstanding and entitled to vote as of the record date for the Annual Meeting) must be present in person or by proxy. Proxies marked “Abstain” and broker “non-votes,” if any, will be treated as shares that are present for purposes of determining the presence of a quorum.

      A plurality of the votes cast is required for approval of Proposal No. 1, concerning the election of Directors. A majority of the votes cast by the holders of our common shares at the Annual Meeting is required for approval of Proposal No. 2, concerning the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2009, and Proposal No. 3, concerning the approval of the Company’s 2009 Equity Incentive Plan.

What is an “abstention” and how would it affect the vote?

      An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter (other than the election of Directors for which the choice is limited to “for” or “withhold”). Abstentions are counted as present for purposes of determining a quorum. Abstentions will not be counted as having been voted and will have no effect on the outcome of the vote on Proposal No. 1, concerning the election of Directors, Proposal No. 2, concerning the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2009, or Proposal No. 3, concerning the approval of the Company’s 2009 Equity Incentive Plan.

What is a broker “non-vote” and how would it affect the vote?

      A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Under rules applicable to broker-dealers, Proposal No. 1, concerning the election of Directors, and Proposal No. 2, concerning of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2009, are items on which brokerage firms may vote in their discretion on behalf of their clients, even if such clients have not furnished voting instructions. There will be no broker “non-votes” on these proposals because brokerage firms may vote in their discretion on behalf of their clients on these proposals even if such clients have not furnished voting instructions with respect to these proposals. There may be broker “non-votes” with respect to Proposal No. 3, concerning the approval of the Company’s 2009 Equity Incentive Plan.

Who will count the votes?

      The Company’s proxy processor and tabulator, Broadridge Financial Solutions, Inc., will serve as proxy tabulator and count the votes. The results will be certified by the inspectors of election.

Who will conduct the proxy solicitation and how much will it cost?

     We will pay the costs relating to this proxy statement, the proxy and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and employees may also solicit proxies. They will not receive any additional pay for the solicitation.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     Under the Amended and Restated Articles of Incorporation of the Company, the Board of Directors is classified into three classes of Directors. The two Directors serving in Class I have terms expiring at the 2009 Annual Meeting. The Board of Directors has nominated the two current Class I Directors, Jon Tomasson and Sophocles N. Zoullas, for re-election as Class I Directors, each to serve for a three-year term until the 2012 Annual Meeting of Shareholders of the Company and until his respective successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal. Although management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.

     Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy.

Nominee Information

     The following is information regarding the nominees for election as Class I Directors:

     Jon Tomasson, age 50, serves as a Director of the Company and the Chair of the Company’s Compensation Committee. Mr. Tomasson is Chief Executive Officer of Vínland Capital Investments, LLC, a real estate investment company that he founded in 2003. Prior to starting Vínland, Mr. Tomasson was a principal with Cardinal Capital Partners from 1999 until 2002. From 1990 until 1999, Mr. Tomasson worked at Citigroup’s Global Real Estate Equity and Structured Finance (GREESF) business, with both transactional and various management responsibilities. Mr. Tomasson has served as a Director of the Company since April 2007.

     Sophocles N. Zoullas, age 43, the Company’s founder, has served as the Company’s Chief Executive Officer and Chairman of the Board of Directors since January 2005. Mr. Zoullas has been involved in the drybulk shipping industry for 24 years with experience in strategic, commercial and operational aspects of the business. Mr. Zoullas’s strategic and commercial experience includes ship purchase negotiations and financing, chartering and insurance. Mr. Zoullas’s operational experience includes oversight of ship repair, maintenance and cost control. From 1989 to February 2005, Mr. Zoullas served as an executive officer and a director of Norland Shipping & Trading Corporation, a shipping agency in the drybulk shipping industry. Mr. Zoullas holds a bachelor’s degree from Harvard College and an MBA from IMD (IMEDE) in Lausanne, Switzerland. Mr. Zoullas is currently Chairman of the USA Advisory Committee of Lloyd’s Register and a member of the American Bureau of Shipping. Mr. Zoullas serves on the Board of Directors of the North American Marine Environment Protection Association (NAMEPA). Mr. Zoullas is also a committee member of the London P&I Club.

Continuing Director Information

     The following is information regarding our Directors whose terms continue after the 2009 Annual Meeting:

     Class II Directors – Terms Expiring at the 2010 Annual Meeting

     Joseph M. Cianciolo, age 70, serves as a Director of the Company and the Chair of our Audit Committee. Mr. Cianciolo retired in June 1999 as the managing partner of the Providence, Rhode Island office of KPMG LLP. At the time of his retirement, Mr. Cianciolo had been a partner of KPMG LLP since 1970. Mr. Cianciolo currently serves as a director of United Natural Foods Inc. and Nortek, Inc. Mr. Cianciolo has served as a Director of the Company since 2006.

     David B. Hiley, age 70, serves as a Director of the Company. Mr. Hiley has been a financial consultant, including a financial consultant to Nortek, Inc. for more than five years and currently serves as a director of Nortek, Inc. From April 1, 1998 through March 1, 2000, Mr. Hiley served as Executive Vice President and Chief Financial Officer of CRT Properties, Inc. (formerly Koger Equity, Inc.), a real estate investment trust. Mr. Hiley has served as a Director of the Company since 2005.

     Forrest E. Wylie, age 46, serves as a Director of the Company. Mr. Wylie has over 20 years of experience in the energy services sector serving at the officer level for publicly traded companies. Mr. Wylie currently serves as Chairman and Chief Executive Officer of Buckeye Partners, LP, a publicly traded master limited partnership. Mr. Wylie served as the Vice Chairman of Pacific Energy Partners, LP, from March 2005 until November 2006, and served as the President of NuCoastal Corporation from May 2002 to March 2005. Mr. Wylie is currently a director of Coastal Energy Company, a publicly traded company with operations onshore and offshore in Thailand and as a director of The Cross Group Inc., a private offshore energy services company. Mr. Wylie has served as a Director of the Company since May 2007.

     Class III Directors – Terms Expiring at the 2011 Annual Meeting

     Douglas P. Haensel, age 46, serves as a Director of the Company and the Chair of the Company’s Nominating and Governance Committee. He has served as Executive Vice President and Chief Financial Officer of Burt’s Bees, Inc. since May 2005. From 2001 to 2004, Mr. Haensel was President and Chief Operating Officer of 21st Century Newspapers, Inc. He was Executive Vice President and Chief Financial Officer at The Athlete’s Foot Group, Inc. from 1999 to 2001. Mr. Haensel started his career at General Electric Company and held several management positions at GE Capital. Mr. Haensel has served as a Director of the Company since 2005.

     Alexis P. Zoullas, age 38, serves as a Director of the Company and is also a Vice-President of Eagle Shipping International (USA) LLC, a wholly owned subsidiary of the Company that provides commercial and strategic management to its fleet, since August 2008.  He has served as Vice-President at Norland Shipping & Trading Corporation since 2005, where he began his maritime career in 1993. From 2000 to 2004, Mr. Zoullas worked as Chief Strategic Officer of Kaufman Astoria Studios and was a founding partner of Filter Partners LLC, an entertainment licensing company.  Mr. Zoullas has served as a Director of the Company since April 2007.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1, THE ELECTION OF MESSRS. JON TOMASSON AND SOPHOCLES N. ZOULLAS AS CLASS I DIRECTORS OF THE BOARD.

CORPORATE GOVERNANCE

Meetings of the Board of Directors

     The Board of Directors held 21 meetings in 2008. Each Director attended at least 75% of the aggregate of the meetings of the Board of Directors and meetings held by all committees on which such Director served, during the period for which such Director served.

     Directors are expected to attend the Company’s annual meeting of shareholders. All seven of our Directors attended our 2008 annual meeting of shareholders.

Director Independence

     The Board of Directors affirmatively determined that the following Directors, including each Director serving on the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, satisfy the independence requirements of Rule 4350(c) of Nasdaq’s listing standards: Joseph M. Cianciolo, Douglas P. Haensel, David B. Hiley, Jon Tomasson and Forrest E. Wylie. The Board of Directors also determined that the members of the Audit Committee satisfy the additional independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934 and Nasdaq’s requirements for audit committee members.

     There is no family relationship between any of the nominees, continuing Directors or executive officers of the Company, except that Sophocles N. Zoullas and Alexis P. Zoullas are brothers.

Committees of the Board of Directors

     The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee, the respective members and functions of which are described below. Current charters describing the nature and scope of the responsibilities of each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are posted on our website at www.eagleships.com under the headings “Investors — Corporate Governance” and are available in print upon request to Eagle Bulk Shipping Inc., 477 Madison Avenue, Suite 1405, New York, New York 10022.

     Audit Committee

     The Company’s Audit Committee is comprised of Joseph M. Cianciolo (Chairman), Douglas P. Haensel, and David B. Hiley, each of whom qualify as independent under the listing requirements of the Nasdaq Global Market and applicable rules of the Securities and Exchange Commission, or the SEC. The Board of Directors has determined that Joseph M. Cianciolo is an audit committee “financial expert” as such term is defined in applicable SEC rules, and that he has the requisite financial management expertise within the meaning of Nasdaq rules and regulations. As directed by its written charter, which was adopted on June 3, 2005, and amended in November 2006, the Audit Committee is responsible for appointing and overseeing the work of the independent auditors, including reviewing and approving their engagement letter and reviewing their annual audit plan; reviewing the adequacy and effectiveness of the Company’s accounting and internal control procedures; reading and discussing with management and the independent auditors the annual audited financial statements and quarterly financial statements, and preparing annually a report to be included in the Company’s proxy statement. The Audit Committee held five meetings during fiscal year 2008. See the report of the Audit Committee in this Proxy Statement for additional information regarding the Audit Committee’s actions in fiscal year 2008.

     Compensation Committee

     The Company’s Compensation Committee is comprised of Jon Tomasson (Chairman), Joseph M. Cianciolo, and Forrest E. Wylie, each of whom qualify as independent under the listing requirements of the Nasdaq Global Market. As directed by its written charter, which was approved on June 3, 2005, and amended in November 2006, the Compensation Committee administers the Company’s stock option plan and other corporate benefits programs. The Compensation Committee also reviews and approves bonuses, special cash incentive awards, stock option or other equity incentive grants, compensation goals and objectives, and any employment severance or change in control agreements, and evaluates the performance of the Company’s Chief Executive Officer and other executive officer and determines executive officer compensation. The Compensation Committee also reviews and approves the Board of Directors’ compensation and fees and stock option or other equity incentive grants. See the Compensation Discussion & Analysis regarding additional details of the role of the Compensation Committee and our executive officers with respect to the determination and approval of executive compensation. The Compensation Committee engaged Steven Hall & Partners, an independent executive compensation consultant (the “Compensation Consultant”), as further described in more detail below.  During fiscal year 2008, the Compensation Committee consulted with the Compensation Consultant and took the recommendations of the Compensation Consultant into consideration when making its decisions.

     The Compensation Committee held thirty meetings during fiscal year 2008. See also the report of the Compensation Committee in this Proxy Statement.

     Nominating and Governance Committee

     The Company’s Nominating and Governance Committee is comprised of Douglas P. Haensel (Chairman), Jon Tomasson, David B. Hiley, and Forrest E. Wylie, each of whom qualify as independent under the listing requirements of the Nasdaq Global Market. As directed by its written charter, the Nominating and Governance Committee assists the Board of Directors in identifying qualified individuals to become members of the Board of Directors, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board of Directors effectiveness and in developing and implementing the Company’s corporate governance guidelines. The Nominating and Governance Committee held four meetings in fiscal year 2008.

Nomination of Directors

     Nominees for our Board of Directors will be selected by the Board of Directors based upon the recommendation of the Nominating and Governance Committee in accordance with the policies and principles set forth in the Committee’s charter and our Corporate Governance Guidelines. The Nominating and Governance Committee seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. This assessment will include an individual’s independence, as well as consideration of diversity, age, skills and experience in the context of the needs of the Board of Directors. Directors should be persons of good character and thus should generally have the personal characteristics of integrity, accountability, judgment, responsibility, high performance standards, commitment and enthusiasm, and courage to express his or her views. The Nominating and Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company.

     The Nominating and Governance Committee identifies potential candidates by asking current Directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who might have an interest in serving as a Director.

     Shareholders may recommend qualified persons for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder. Shareholders making a recommendation must submit the same information as that required to be included by the Company in its proxy statement with respect to nominees of the Board of Directors. The shareholder recommendation should be submitted in writing, addressed to: Alan S. Ginsberg, Secretary of Eagle Bulk Shipping Inc., 477 Madison Avenue, Suite 1405, New York, New York 10022.

Code of Ethics

     The Company’s Code of Ethics, which applies to our Directors, executive officers (our Chief Executive Officer and Chief Financial Officer) and employees, is available on our website at www.eagleships.com, and copies are available in print upon request to Eagle Bulk Shipping Inc., 477 Madison Avenue, Suite 1405, New York, New York 10022. The Company intends to satisfy any disclosure requirements regarding any amendment to, or waiver from, a provision of this Code of Ethics by posting such information on the Company’s website.

Communications with the Board of Directors

     Shareholders and other interested parties may communicate with members of the Board of Directors, including reporting any concerns related to governance, corporate conduct, business ethics, financial practices, legal issues and accounting or audit matters in writing addressed to the Board of Directors, or any such individual Directors or group or committee of Directors by either name or title in care of: Secretary of Eagle Bulk Shipping Inc., 477 Madison Avenue, Suite 1405, New York, New York 10022.

     All communications received as set forth above will be opened by the office of our Secretary for the sole purpose of determining whether the contents represent a message to our Directors. Materials that are unrelated to the duties and responsibilities of the Board of Directors, such as solicitations, resumes and other forms of job inquiries, surveys and individual customer complaints, or materials that are unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, but will be made available upon request to the Board of Directors, a committee of the Board of Directors or individual Directors as appropriate, depending on the facts and circumstances outlined in the communication.

Executive Sessions

    Consistent with our Corporate Governance Guidelines, the non-employee directors of the Board of Directors regularly hold executive sessions. The Audit Committee, in accordance with its charter, meets separately with our executives at regular intervals or as otherwise deemed appropriate throughout the year to review our financial affairs, and meets separately in sessions with the independent auditors at such times as the Committee deems appropriate to fulfill its responsibilities under the charter. The independent directors met in executive sessions four times during 2008.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee was an officer or employee of the Company or any of the Company’s subsidiaries, or had any relationship requiring disclosure under SEC regulations.  None of the Company’s Compensation Committee members or executive officers has served on the board of directors or on the compensation committee of any other entity whose executive officers served on our Board of Directors or on our Compensation Committee.

EXECUTIVE OFFICERS

      Our executive officers are Sophocles N. Zoullas, for whom information is set forth under the heading "Nominee Information" above, and Alan S. Ginsberg, our Chief Financial Officer since February 2005.

      Mr. Ginsberg, who is 50, has over 20 years of experience in the shipping industry and in particular in shipping finance. From 2002 until 2005, Mr. Ginsberg was the Director of Ship Financing for Northampton Capital Ltd., a transportation industry financial advisory firm. From 1998 to 2002, Mr. Ginsberg was a Director of High Yield Research at Scotia Capital (USA) Inc. and was responsible for analysis of the shipping industry, publishing research and maintaining relationships in the industry. From 1997 to 1998, Mr. Ginsberg was the publisher of Marine Money International, a leading maritime publication, and between 1988 and 1996 he served as the Chief Financial Officer of The Kedma Group, a privately held shipping company that owned and operated 17 vessels, including 14 Handymax dry bulk vessels and three tankers. Mr. Ginsberg holds a bachelor's degree from Georgetown University. Mr. Ginsberg is a certified public accountant and has previously worked at Coopers & Lybrand.

COMPENSATION DISCUSSION & ANALYSIS

Compensation Objectives and Philosophy

      The primary objectives of our compensation program are to attract personnel for positions of substantial responsibility, to provide incentives for such persons to perform to the best of their abilities, to enable the Company to compete effectively in the seaborne transportation industry and to promote the success of our business. We need to ensure that we have key senior management with the talent, leadership and commitment needed to operate our business, create new opportunities, anticipate and effectively respond to new challenges, and to make and execute difficult decisions. The Compensation Committee also believes that the Company’s compensation programs should be designed to reward and encourage achievement of the Company’s annual and longer-term performance objectives and to align the Company’s executives’ long-term interests with those of its shareholders. The Compensation Committee fosters and oversees the Company’s compensation programs to attain these goals.

Overview of the Executive Compensation Program

      The Company’s executive compensation is determined by the Company’s Compensation Committee. In order to provide proper incentives to each executive and appropriately reward performance, the Compensation Committee assesses the proper balance of short- and long-term compensation as well as the form of such compensation. The Compensation Committee also considers the compensation levels and performance of other companies in similar industries as the Company. Information regarding the compensation of individual executive officers of most of the companies in the Company's Standard Industrial Classification, or SIC, is not publicly available because most are non-U.S. companies. However, the Compensation Committee has considered compensation levels at seaborne transportation companies that are similar to the Company. Overall, the Compensation Committee views the cash compensation given to the Company’s executives as being within the range of that of other publicly-traded companies in the seaborne transportation industry.  The decisions of the Compensation Committee with respect to the Company’s executive compensation for 2008 have been approved by the unanimous consent of the Company’s full Board of Directors, although such approval is not required pursuant to the Compensation Committee’s charter.

      From the Company’s inception through January 9, 2007, the Company’s executive officers were compensated primarily through their profits interests in Eagle Ventures LLC, or Eagle Ventures, the Company’s founding shareholder, and the Company did not make any equity incentive grants to its executive officers prior to January 2007.  The principal shareholders of Eagle Ventures were affiliates of Kelso & Co., L.P.  Although the profits interests were granted by Eagle Ventures and not by the Company, the profits interests were booked in the Company’s results of operations as a non-cash charge for financial reporting purposes.  With the sale by Eagle Ventures in January 2007 of substantially all of its shares in the Company, the profits interests in Eagle Ventures are no longer relevant to the compensation of the Company’s executive officers.  Since January 2007, the Company’s equity incentive arrangements administered by the Compensation Committee have played the key role in the compensation of the Company’s executive officers.  The role of the Compensation Committee and the various elements and policies behind the Company’s executive compensation program are discussed below.

Outside Consultant

      The Compensation Committee and the Board of Directors retained Steven Hall & Partners, an independent executive compensation consultant, as its compensation consultant to assist in the continual development and evaluation of compensation policies and the Compensation Committee’s determinations of compensation awards.  The Compensation Committee interviewed a total of four compensation consultants before initially retaining Steven Hall & Partners in October of 2007.  The Compensation Consultant is asked to provide independent, third-party advice and expertise in executive compensation issues.  With respect to fiscal year 2008, the Compensation Consultant was asked to provide information relating to all aspects of the compensation of Company’s executive officers, including aspects relating to equity compensation.  The Compensation Consultant provides the Compensation Committee with comparative market data and alternatives to consider when making compensation decisions regarding our executive officers and also provided an evaluation of the Compensation Committee’s and Board of Directors’ proposed compensation policies and determinations.

      Specific objectives in the engagement of the Compensation Consultant include determining marketplace value for the named executive officers, establishing guidelines for annual compensation levels on an ongoing basis and considering provisions in the event of a change in control.

      The Compensation Committee consulted with the Compensation Consultant on matters in connection with the preparation of the Chief Executive Officer’s new employment agreement, which was entered into effective June 19, 2008.  The Compensation Committee also consulted with the Compensation Consultant in connection with determining the Chief Executive Officer’s 2008 bonus amount and 2009 base salary, as well as with matters concerning the preparation of the Company’s 2009 Equity Incentive Plan. In the future, the Compensation Committee may retain other similar consultants.

Competitive Benchmarking

      The Compensation Committee, as part of its consideration of the appropriateness of the named executive officers’ compensation, have, together with its Compensation Consultant, reviewed compensation data of other shipping companies that are publicly traded and, to the extent available, of other companies in the seaborne transportation industry.  Because most of the Company’s competitors are foreign companies that are not required to disclose compensation information for their executive officers on an individual basis, the Compensation Committee does not believe that it has sufficient information necessary to allow it to meaningfully benchmark executive compensation to the compensation of these other companies.

Compensation Committee Executive Officers Compensation Determinations

The Compensation Committee bases its executive officer compensation decisions primarily on its assessment of each executive’s performance in his area of responsibility and contributions to the Company. This assessment is based on a number of factors, including:

•	the executive’s performance in light of the Company’s current goals and objectives;

•	the nature and scope of the executive’s responsibilities;

•	the executive’s contribution to the Company’s current financial and operational results;

•	the executive’s performance as reflected in the performance of the Company relative to similar seaborne transportation companies; and

•	the executive’s effectiveness with initiatives to deliver greater future value to shareholders.

The Compensation Committee’s review process in 2008 included thirty meetings of the Compensation Committee, several consultations with the Company’s Chief Executive Officer and meetings with the Compensation Consultant. The Chief Executive Officer and Chief Financial Officer did not have any control over their own compensation, although the Chief Executive Officer participated in the recommendations for the increase in base salary and cash bonus awarded to the Chief Financial Officer.

The Compensation Committee was not involved in the awarding or operation of the profits interests in Eagle Ventures.  Its role prior to 2007 was generally limited to the determination of base salary increases and the consideration of awarding cash bonuses. As part of the review process, the base salary rates for 2008 and 2009, and cash bonus award for 2008 for the executive officers were reviewed, taking into account the following:

•	with respect to the Company’s Chief Financial Officer only, the recommendation of the Company’s Chief Executive Officer;

•	each officer’s individual performance during 2008;

•	the scope and importance of the functions the officer performed or for which the officer was responsible;

•	an assessment of the officer’s initiative, managerial ability and overall contributions to corporate performance; and

•	practices of other companies in the seaborne transportation industry with respect to executive officer salary and bonus levels for 2007 and 2008 based on available SEC filing data.

The weighting given to these factors varied by position, but the Compensation Committee intended that each executive officer’s base salary rates and annual bonus be generally competitive with the estimated current market rates paid by similar companies in the industry, and that the annual bonuses properly reflect the efforts and achievements of the Company’s management team in fostering the Company’s performance relative to competitors.  The Compensation Committee also believed, based on available data, that the cash compensation of the Chief Executive Officer and Chief Financial Officer are within the range of that of other similar seaborne transportation companies. In this connection, the Compensation Committee also considered the recommendations of the Compensation Consultant and the Company’s performance in 2008 in making its determination of the Chief Executive Officer’s compensation for 2008. In determining 2008 cash bonuses and the special award granted to the Company’s Chief Executive Officer, the Compensation Committee also took into consideration that the Company was not able to grant additional stock based equity compensation awards under its 2005 Stock Incentive Plan.  In consideration for the signing of a new five-year employment agreement in June 2008, the Company awarded an equity stake to the Chief Executive Officer. The Compensation Committee believed that such an equity stake in the Company would result in the Chief Executive Officer’s equity interests being more in-line with the equity interests of chief executive officer’s of similar seaborne transportation companies. Since joining the Company in 2005, the Chief Executive Officer has never sold a share of the Company’s stock. The Compensation Committee recognizes that the Chief Executive Officer’s level of stock ownership significantly aligns his interests with those of the Company’s shareholders. Nevertheless, because the Chief Executive Officer’s continued leadership is critical to the Company, the Compensation Committee from time to time considers additional compensation arrangements for him. The equity incentives and cash bonus amounts granted or awarded to the Chief Executive Officer and Chief Financial Officer in 2008 may or may not be indicative of the equity incentives to be granted to the Company’s executive officers in future years.

The following specific items of corporate performance were taken into account in setting cash bonuses for 2008 and salaries for 2009:

•	corporate earnings per the Company’s financial plan;

•	achievement of the Company’s strategic and commercial objectives; and

•	extraordinary efforts on behalf of the Company.

     Specifically, notwithstanding the challenging market conditions for the drybulk shipping industry and the credit markets in general during 2008, the Company achieved the following accomplishments:

•
Vessel utilization rates.  The Company maintained a vessel utilization rate of more than 99%, while increasing the fleet operating days by 18% in 2008 over 2007, resulting in consistent and currently above market earnings in a volatile and significantly weakened charter market;

•	Charter agreements. Securing charter agreements of over 99% of our available days in 2008 and 74% of our available days in 2009;

•
Renegotiation of newbuilding contracts.  The Company successfully renegotiated its agreement with Yanghzou Dayang Shipbuilding Co., Ltd., the Company’s ship builder in China, which resulted in a reduction in the Company’s capital expenditure obligations of approximately $313.0 without any additional material cost to the Company, while at the same time preserving the Company’s growth potential and reducing the credit risk exposure and expense.  The amendments to the ship building contracts with Yanghzou Dayang Shipbuilding Co., Ltd.,  included the following:

(1) converted eight charter-free Supramax shipbuilding contracts into options on the part of the Company;

(2) preserved 100% of the Company’s approximately $47.4 million deposits for those eight newbuilding contracts and applied this amount to on-going construction; and

(3) rescheduled delivery for one of its charter free vessels from September 2009 to November 2010.

•
Amendment of Revolving Credit Facility.  During 2008 the Company was able to successfully amend its revolving credit facility to, among other things, modify the covenant to reduce the required minimum security value of its fleet and reduce the minimum net worth requirement for 2009.

•
Charter default insurance.  The Company successfully negotiated the extension of its charterers default insurance policy through July 2011.  This insurance is valuable as it provides our revenues the backing of an investment grade underwriter.  The Company believes that it is one of the few shipping companies that maintain charter default insurance.  In light of recent volatility in the global economy and in drybulk charter markets in particular, the Company believes that it is unlikely that such a policy could be obtained by others at commercially attractive terms in the current market, and the Company’s ability to maintain and extend such coverage provides its with a significant competitive advantage;

•	Expansion of fleet. The Company successfully integrated three newbuilding and two secondhand vessels into its operating fleet during 2008, with each vessel currently under time charter; and

•
Expansion and integration of multi-manager strategy.  During 2008 the Company entered into an agreement with a third technical manager to provide technical management services to its vessels.  The addition of this third technical manager allows the Company to further expand on its strategy of utilizing large, international third party managers to provide the Company with technical management services and to benefit from the economies of scale and competitive pricing afforded by these managers.

Elements of the Company’s Executive Compensation Program

Profits interests in Eagle Ventures LLC

      From the Company’s inception through the closing of a secondary offering on January 9, 2007, the profits interests in Eagle Ventures LLC were a vehicle for incentivizing the Company’s executive officers. As further discussed in the Company’s reports filed with the SEC, the Company’s Chairman and Chief Executive Officer, Sophocles N. Zoullas, and Chief Financial Officer, Alan S. Ginsberg, have benefited from the growth of the Company primarily through their profits interests in Eagle Ventures.  Therefore, the Company did not issue any equity based incentives to its executives in 2005 or 2006.

      These profits interests entitled our Chief Executive Officer to an economic interest of up to 12.5025%, and our Chief Financial Officer to an economic interest of up to 2.5005% on a fully diluted basis (assuming all profits interests were vested) in any appreciation in the value of the assets of Eagle Ventures (including shares of the Company common stock owned by Eagle Ventures when sold). These profits interests diluted only the interests of owners of Eagle Ventures, and did not dilute direct holders of the Company’s common stock. However, the Company’s statement of operations reflects non-cash charges for compensation related to the profits interests.

Base Salary

      In 2008, our Chief Executive Officer’s base salary was $875,000.  In 2009, our Chief Executive Officer will receive $900,000 in base salary.  In 2008, our Chief Financial Officer’s base salary was $275,282. In 2009, our Chief Financial Officer will receive $450,000 in base salary. The Compensation Committee approved these salary increases because it believed that these executives contributed significantly to the growth and health of the Company as well as to bring them in line with competitive positions.

Cash Bonus

      Please see discussion in “Compensation Committee Executive Officers Compensation Determinations,” above, for discretionary factors taken into account in determining the cash bonus award, and for weighting given to these factors, as the Company does not have set performance targets with respect to cash bonuses.  Our Chief Executive Officer received a bonus for 2008 of $4,000,000. The Compensation Committee approved this bonus because it believed that our Chief Executive Officer contributed significantly to the growth and health of the Company, while his base salary was within the range of those earned by similar executive officers at similar seaborne transportation companies.  Our Chief Financial Officer received a bonus for 2008 of $900,000. Our Chief Financial Officer’s bonus was recommended to the Compensation Committee by our Chief Executive Officer. The Compensation Committee approved this bonus because it believed that our Chief Financial Officer contributed significantly to the growth and health of the Company.

Special Awards

     From time to time, the Company also makes special cash incentive awards, as deemed appropriate by the Compensation Committee. The purpose of these payments is to recognize significant individual contributions that would not, in the view of the Compensation Committee, be fully accounted for under our annual compensation determination. The amount of any special cash incentive award for executive officers is determined and approved by the Compensation Committee.  Our Chief Executive Officer received a $4,000,000 special cash incentive award for 2008.  The Compensation Committee approved this award because it believed that our Chief Executive Officer’s role in arranging the Company’s renegotiation of newbuilding contracts and negotiating the amendment of the revolving credit facility, each as discussed in more detail above under the heading “Compensation Committee Executive Officers Compensation Determinations”, were exceptional.

Perquisites

      Currently, the only perquisite provided by the Company to its executive officers is the payment of a $20,000 life insurance premium on behalf of our Chief Executive Officer of which our Chief Executive Officer’s wife is the beneficiary. The Company may provide its executive officers with perquisites and other personal benefits that the Board of Directors and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee will periodically review the levels of perquisites and other personal benefits provided to named executive officers.

Equity-Based and Other Long Term Incentive Compensation

      The Company adopted the 2005 Stock Incentive Plan for the purpose of affording an incentive to eligible persons to increase their efforts on behalf of the Company and to promote the Company’s success. The 2005 Stock Incentive Plan provides for the grant of equity-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonuses, dividend equivalents and other awards based on or relating to the Company’s common stock to eligible non-employee Directors, selected officers and other employees and independent contractors.

      The 2005 Stock Incentive Plan is administered by the Compensation Committee, which has the sole discretion and authority to administer the plan and to exercise all the powers and authorities specifically granted to it under the plan, including, without limitation, the authority to: grant awards; determine the persons to whom and the time or times at which awards will be granted; determine the type and number of awards to be granted, the number of shares of stock or cash or other property to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award; determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, exchanged, or surrendered; construe and interpret the plan and any award; prescribe, amend and rescind rules and regulations relating to the plan; determine the terms and provisions of award agreements; and make all other determinations deemed necessary or advisable for the administration of the plan.

      The 2005 Stock Incentive Plan provides that, unless otherwise determined by the Compensation Committee or in an award agreement, upon a change of control (as defined in the 2005 Stock Incentive Plan) all restricted stock shall vest and all unexercisable stock options and stock appreciation rights shall become fully exercisable.

      An aggregate of 2.6 million shares of the Company’s common stock was authorized for issuance under the 2005 Stock Incentive Plan. No additional shares remain available for issuance, and the Company is seeking approval for its 2009 Equity Incentive Plan at this Annual Meeting. See “Proposal No. 3 – Approval of 2009 Equity Incentive Plan.”

      Through December 31, 2008, the Company granted, pursuant to its 2005 Stock Incentive Plan, our Chief Executive Officer options to purchase 225,000 shares of Company common stock and granted our Chief Financial Officer options to purchase 90,000 shares of Company common stock. The date of each grant was January 12, 2007, and the options have an exercise price of $17.80 per share of Company common stock, which was equal to the fair market value per share of the Company common stock on the grant date.  Each of these options will terminate on January 12, 2017, and each of the options granted to our Chief Executive Officer and Chief Financial Officer vest in three equal annual installments, commencing one year from the date of grant, as follows:

Mr. S. Zoullas		Mr. Ginsberg
Date	Options that Vest	Date	Options that Vest
January 12, 2008	75,000	January 12, 2008	30,000
January 12, 2009	75,000	January 12, 2009	30,000
January 12, 2010	75,000	January 12, 2010	30,000

      Through December 31, 2008, the Company has granted, pursuant to its 2005 Stock Incentive Plan, our Chief Executive Officer an aggregate of 1,538,000 restricted stock units of the Company and granted our Chief Financial Officer an aggregate of 48,230 restricted stock units of the Company.  The date of the grants of the restricted stock units were (i) October 4, 2007, with respect to 300,000 restricted stock units granted to our Chief Executive Officer and 40,000 restricted stock units granted to our Chief Financial Officer, (ii) December 12, 2007, with respect to 405,000 restricted stock units granted to our Chief Executive Officer and 8,230 restricted stock units granted to our Chief Financial Officer, and (iii) June 19, 2008 with respect to 833,333 restricted stock units granted to our Chief Executive Officer in consideration for the signing of a new five-year employment agreement.  No award was made as part of 2008 annual compensation.  Each restricted stock unit granted to our Chief Executive Officer and our Chief Financial Officer also entitles him to receive a dividend equivalent payment on the unvested portion of the underlying shares granted under the award, each time the Company pays a dividend to the Company’s stockholders.  Each of the restricted stock units granted to our Chief Executive Officer and our Chief Financial Officer on October 4 and December 12, 2007, vest in three annual equal installments and each of the restricted stock units granted to our Chief Executive Officer on June 19, 2008, vest in five annual equal installments, commencing one year from the date of grant, as follows:

Mr. S. Zoullas		Mr. Ginsberg
Date	Restricted Stock Units that Vest	Date	Restricted Stock Units that Vest
October 4, 2008	100,000	October 4, 2008	13,333
December 12, 2008	135,000	December 12, 2008	2,743
June 19, 2009	166,666	October 4, 2009	13,333
October 4, 2009	100,000	December 12, 2009	2,743
December 12, 2009	135,000	October 4, 2010	13,334
June 19, 2010	166,667	December 12, 2010	2,744
October 4, 2010	100,000
December 12, 2010	135,000
June 19, 2011	166,667
June 19, 2012	166,666
June 19, 2013	166,667

      The Compensation Committee determined to grant these options and restricted stock units with this vesting schedule based on the belief that the options and restricted stock units would enhance the personal stake of the executive officers in the growth and success of the Company and provide an incentive for the executive officers’ continued service to the Company. In determining both the number and vesting period of the options and restricted stock units, the Compensation Committee also considered practices at other seaborne transportation companies, to the extent such information is available.

      On January 12, 2007, pursuant to the 2005 Stock Incentive Plan, the Company awarded our Chief Executive Officer 225,000 Dividend Equivalent Rights and awarded our Chief Financial Officer 90,000 Dividend Equivalent Rights.  These rights entitle our Chief Executive Officer and our Chief Financial Officer to receive a Dividend Equivalent payment each time the Company pays a dividend to the Company’s shareholders. The amount of the Dividend Equivalent payment is equal to the number of Dividend Equivalent Rights multiplied by the amount of the per share dividend paid by the Company on its stock on the date the dividend is paid.  The dividend equivalent rights are contingent upon our Chief Executive Officer and our Chief Financial Officer remaining employed by the Company at the dividend payment date.

Section 162(m)

      Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, limits the deductibility of compensation to certain employees in excess of $1 million. Because the Company believes that it currently qualifies for the exemption pursuant to Section 883 of the Code, pursuant to which it is not subject to United States federal income tax on its shipping income (which comprised substantially all of its gross revenue in 2008), it has not sought to structure its compensation arrangements to qualify for exemption under Section 162(m).

REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion & Analysis with management and, based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this proxy statement and be incorporated by reference into the Company’s Annual Report for the fiscal year ending December 31, 2008 on Form 10-K.

Submitted by the Compensation Committee of the Board of Directors:

Jon Tomasson, Chairman
Joseph M. Cianciolo, and
Forrest E. Wylie

2008 SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth the compensation of our executive officers, or the named executive officers, for the fiscal years ending on December 31, 2006, 2007 and 2008.

				Stock	Option	Non-equity	Change in	All Other
Name & Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)(1)(2)	Awards ($)(3)	incentive plan compensation($)	pension value And nonqualified	Compensation (including special cash incentive award) ($)(4)		Total ($)
							deferred compensation earnings ($)
Sophocles N. Zoullas
Chairman	2008	$875,000	$4,000,000	$9,063,493	$140,150	—	—	$6,663,333	(5)	$20,741,976
and Chief	2007	$719,210	—	$2,933,073	$180,188	—	—	$615,500	(5)	$4,447,971
Executive Officer	2006	$678,500	$100,000	$9,767,580	—	—	—	$20,000	(5)	$10,566,080

Alan S. Ginsberg
Chief Financial	2008	$275,282	$900,000	$441,543	$56,060	—	—	$269,794		$1,942,679
Officer	2007	$259,700	$225,000	$526,320	$72,075	—	—	$198,200		$1,281,295
	2006	$245,000	$150,000	$1,953,516	—	—	—	—		$2,348,516

(1)
The amounts shown in this column represent the compensation expense of profits interests (as described below) which were held by the named executive officers in 2007, as recognized for financial reporting purposes under FAS 123(R) (but disregarding estimates of forfeitures for service-based vesting) in 2007. See notes to our audited financial statements included in our 2007 Annual Report on Form 10-K for the assumptions we used in valuing and expensing these profits interests in accordance with FAS 123(R). This compensation expense relates to profits interests awarded to the named executive officers by Eagle Ventures LLC. These profits interests entitled holders to an economic interest of up to 12.50% for our Chief Executive Officer and 2.50% for our Chief Financial Officer, on a fully diluted basis (assuming all profits interests were vested) in any appreciation in the value of the assets of Eagle Ventures LLC (including shares of the Company’s common shares owned by Eagle Ventures LLC when sold). These profits interests diluted only the interests of the owners of Eagle Ventures LLC, and did not dilute the direct holders of the Company’s common shares. On January 9, 2007, Eagle Ventures, sold 7,202,679 shares of the Company’s common shares in a secondary offering. The Company did not receive any proceeds from this offering. Based on the discretion of the compensation committee of Eagle Ventures exercised in accordance with the Fifth LLC Agreement, Eagle Ventures redeemed and retired the common interests held by certain members in full liquidation of the common interests held such members. The remaining proceeds received by Eagle Ventures were retained and distributed as determined by the compensation committee of Eagle Ventures. The distributions of the remaining cash proceeds, and the proceeds received from the sale of the 127,778 common shares held by Eagle Ventures, were distributed to the remaining members of Eagle Ventures, including the named executive officers, in accordance with the Fifth LLC Agreement, as modified by the permitted discretion of the compensation committee of Eagle Ventures reflected in an amendment to the Fifth LLC Agreement. In particular, Eagle Ventures retained $13,733,491 in cash, plus future accrued interest thereon, in respect of our Chief Executive Officer’s profits interests and $2,961,868, plus future accrued interest thereon, in respect of our Chief Financial Officer’s profits interests. Further, Eagle Ventures retained 90,133 common shares in respect of our Chief Executive Officer’s profits interests and 19,439 common shares in respect of our Chief Financial Officer’s profits interests.

(2)
The amounts shown in this column, in addition to the compensation expense of profits interest, if any, represent the aggregate dollar amount recognized for financial reporting purposes under FAS 123(R) for fiscal years 2007 and 2008 for all outstanding awards, which in this case consists of the restricted stock units granted to our Chief Executive Officer and Chief Financial Officer on October 4 and December 12, 2007, the restricted stock units granted to our Chief Executive Officer on June 19, 2008.  Estimates of forfeitures for service-based vesting are disregarded.  See notes to our audited financial statements included in our 2008 Annual Report on Form 10-K for the assumptions used.

(3)
The amounts shown in this column represent the aggregate dollar amount recognized for financial reporting purposes under FAS 123(R) for fiscal year 2007 for all outstanding awards, which in this case consists of the stock options granted to our Chief Executive Officer and Chief Financial Officer on January 12, 2007.  Estimates for forfeitures for service-based vesting are disregarded.  See notes to our audited financial statements included in our 2007 Annual Report on Form 10-K for the assumptions used.

(4)
This amount includes the cash received in 2007 and 2008 with respect to "dividend equivalent rights" held. These rights entitle the holder to receive a dividend equivalent payment each time the Company pays a dividend to the Company’s shareholders. The amount of the dividend equivalent payment is equal to the number of dividend equivalent rights multiplied by the amount of the per share dividend paid by the Company on its stock on the date the dividend is paid. The dividend equivalent rights are contingent upon continued employment with the Company.  This amount also includes the special cash incentive award of $4.0 million paid to the Company’s Chief Executive Officer for 2008.

(5)
$20,000 of All Other Compensation for our Chief Executive Officer represents the cost paid by the Company for our Chief Executive Officer’s life insurance, in accordance with the terms of his employment agreement.

      The material terms of our Chief Executive Officer’s employment agreement are summarized below in the section entitled "Potential Payments Upon Termination or Change of Control." Other elements of the Summary Compensation Table are discussed in the Compensation Discussion & Analysis above.

2008 Grants of Plan-Based Awards

      The following table summarizes grants of plan-based awards made to named executive officers during the fiscal year ended December 31, 2008:

		All Other Stock	All Other Option	Exercise or	Grant Date
		Awards: Number	Awards: Number of	Base Price of	Fair Value of
	Grant	of Shares of Stock	Securities Underlying	Option Awards	Stock Awards
Name	Date	or of Units (#) (1)	Options (#)	($/Sh)	(2)

Sophocles N. Zoullas
Chairman and Chief	June 19, 2008	833,333	—	—	$24,249,990
Executive Officer

(1)
During the fiscal year ended December 31, 2008, the Company granted, pursuant to the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan, our Chief Executive Officer an aggregate of 833,333 restricted stock units granted on June 19, 2008, in consideration for the signing of a new five-year employment agreement. Each of the restricted stock units granted to our Chief Executive Officer during the fiscal year ended December 31, 2008 vest in five equal annual installments, commencing one year from the date of grant. No award was made as part of 2008 annual compensation.

(2)
The amounts shown in this column represent the grant date fair value under FAS 123(R) of the respective grant. For a discussion of assumptions used for FAS 123(R), see notes to our audited financial statements included in our 2008 Annual Report on Form 10-K.

      See the Compensation Discussion & Analysis above regarding additional material terms of grants.

Outstanding Equity Awards at Fiscal 2008 Year End

      The following table summarizes the equity awards held by the named executive officers as of December 31, 2008:

Name	Date	Option Awards (1)				Stock Awards (2)
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Sophocles N. Zoullas Chairman and Chief Executive Officer	January 12, 2007	75,000 (1)	150,000 (1)	$17.80	January 12, 2017
	October 4, 2007					200,000 (2)	$1,364,000
	December 12, 2007					270,000 (2)	$1,841,400
	June 19, 2008					833,333 (3)	$5,683,331
Alan S. Ginsberg Chief Financial Officer	January 12, 2007	30,000 (1)	60,000 (1)	$17.80	January 12, 2017
	October 4, 2007					26,667 (2)	$181,869
	December 12, 2007					5,487 (2)	$37,421

(1)
On January 12, 2007, the Company granted our Chief Executive Officer options to purchase 225,000 shares of Company common stock and granted our Chief Financial Officer options to purchase 90,000 shares of Company common stock.  The option exercise price of $17.80 per share was equal to the fair market value per share on the grant date.  Each of the options granted to our Chief Executive Officer and Chief Financial Officer vest in three equal annual installments, commencing one year from the date of grant.

(2)
On October 4, 2007, the Company granted our Chief Executive Officer 300,000 restricted stock units of the Company and granted our Chief Financial Officer 40,000 restricted stock units of the Company.  On December 12, 2007, the Company granted our Chief Executive Officer 405,000 restricted stock units of the Company and granted our Chief Financial Officer 8,230 restricted stock units of the Company.  Each of the restricted stock units granted to our Chief Executive Officer and Chief Financial Officer vest in three equal annual installments, commencing one year from the date of grant.

(3)
On June 19, 2008, the Company has granted our Chief Executive Officer 833,333 restricted stock units of the Company, in consideration for the signing of a new five-year employment agreement.  Each of the restricted stock units granted to our Chief Executive Officer vest in five equal annual installments, commencing one year from the date of grant.

Option Exercises and Stock Vested for Fiscal 2008

      The following table summarizes the stock awards held by the named executive officers that vested during fiscal year ended December 31, 2008:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Profits interests Acquired on Vesting (#)	Value Realized on Vesting of Profits interests ($)	Number of Shares Acquired on Vesting (#)	Value realized on vesting of shares
						($)
Sophocles N. Zoullas	—	—	—	—	235,000	$2,074,250
Alan S. Ginsberg	—	—	—	—	16,076	$173,578

Pension Benefits

      The Company does not provide pension benefits.

Nonqualified Deferred Compensation

      The Company did not provide any nonqualified deferred compensation during the fiscal year ending December 31, 2008.

Potential Payments Upon Termination Or Change-In-Control

      As discussed in detail below under the heading “Employment Agreement with Sophocles N. Zoullas,” the Company entered into an employment agreement with our Chief Executive Officer.  It provides that if we terminate our Chief Executive Officer’s employment without cause or if our Chief Executive Officer terminates employment for good reason, then he is entitled to receive a lump sum payment.

      As discussed above, the Company granted to the named executive officers in fiscal year 2007, pursuant to its 2005 Stock Incentive Plan, stock options that vest in three equal annual installments.  The option agreements provide that if the executive is terminated for any reason the options that are already vested are exercisable for 90 days.  Under the 2005 Stock Incentive Plan, unless otherwise determined by the Compensation Committee or in an award agreement, upon a change of control (as defined in the plan) all unexercisable stock options shall become fully exercisable on the date of such change of control.

      The named executive officers received in 2007 and 2008 Dividend Equivalent Rights, which also provide that if the executive is terminated for any reason the rights are forfeited.

      The Company has granted to the named executive officers, pursuant to its 2005 Stock Incentive Plan, restricted stock units of the Company that vest in equal annual installments.  The restricted stock units provide that (i) if the executive is terminated on death or disability the unvested restricted stock units will vest and be paid out, (ii) if within 24 months following a change of control the executive is terminated without cause or terminates for good reason then the unvested restricted stock units will vest and be paid out.

      The restricted stock units also provide for a gross-up for any excise taxes under Section 4999 of the Code imposed on excess parachute payments which may become payable to the executive, whether such payments arise with respect to accelerated vesting of the restricted stock units or under other plans or agreements.

      The following tables show the potential payments upon termination or change of control to our Chief Executive Officer and our Chief Financial Officer, determined as if such event took place on December 31, 2008.

Executive – Sophocles N. Zoullas	Termination for Cause, or Quit Without Good Reason	Death or Disability	Change of Control	Termination Without Cause or Quit for Good Reason	Termination Without Cause or Quit for Good Reason Within 24 Months After Change of Control
Lump sum payment	X	X	X	$9,750,000(1)	$23,894,486 (1)
Continuation of health benefits	X	X	X	$112,825	$169,237
Vesting of stock options (2)	X	$0	$0	$0	$0
Vesting of restricted stock units (3)	X	$8,888,731	X	$8,888,731	$8,888,731
4999 Gross-Up (4)	X	X	X	X	$9,269,486
Executive – Alan S. Ginsberg	Termination for Cause, or Quit Without Good Reason	Death or Disability	Change of Control	Termination Without Cause or Quit for Good Reason	Termination Without Cause or Quit for Good Reason Within 24 Months After Change of Control
Vesting of stock options (2)	X	X	$0	X	$0
Vesting of restricted stock units (3)	X	$219,290	X	X	$219,290
4999 Gross-Up (5)	X	X	X	X	X

(1)
The lump sum payment due to our Chief Executive Officer is:

(i) upon a termination without cause or quit for good reason, the aggregate of (A) our Chief Executive Officer’s accrued but unpaid annual base salary and any accrued but unused vacation pay, (2) the Executive’s reimbursable business expenses, (3) our Chief Executive Officer’s annual bonus and any special cash incentive award for the calendar year immediately preceding the calendar year in which the termination occurs if such bonus or special cash incentive award has been determined or earned but not paid, and (4) the product of our Chief Executive Officer’s two year average bonus multiplied by a fraction, the numerator of which is the number of days in the year in which the termination occurs through the date of termination and the denominator of which is 365, and (B) the amount equal to the product of (x) two and (y) the sum of (I) our Chief Executive Officer’s annual base salary and (II) our Chief Executive Officer’s two year average bonus and any special cash incentive award; or (ii) upon a termination within two years following a change in control, the aggregate of (A) our Chief Executive Officer’s accrued but unpaid annual base salary and any accrued but unused vacation pay, (2) the Executive’s reimbursable business expenses, (3) our Chief Executive Officer’s annual bonus for the calendar year immediately preceding the calendar year in which the termination occurs if such bonus has been determined or earned but not paid, and (4) the product of our Chief Executive Officer’s two year average bonus multiplied by a fraction, the numerator of which is the number of days in the year in which the termination occurs through the date of termination and the denominator of which is 365, and (B) the amount equal to the product of (x) three and (y) the sum of (I) our Chief Executive Officer’s annual base salary and (II) our Chief Executive Officer’s two year average bonus and any special cash incentive award. The value of the lump sum payment is inclusive of the excise tax gross-up amount set forth in this table and described in Note (4) below.

(2)
Through December 31, 2008, the Company granted our Chief Executive Officer options to purchase 225,000 shares of Company common stock and to our Chief Financial Officer options to purchase 90,000 shares of Company common stock. The date of each grant was January 12, 2007, and the options have an exercise price of $17.80 per share of Company common stock, which was equal to the fair market value per share of the Company common stock on the grant date.   Each of these options will terminate on January 12, 2017, and each of the options granted to our Chief Executive Officer and Chief Financial Officer vest in three equal annual installments, commencing one year from the date of grant.  As noted above, under the 2005 Stock Incentive Plan, unless otherwise determined by the Compensation Committee or in an award agreement, upon a change of control (as defined in the plan) all unexercisable stock options shall become fully exercisable on the date of such change of control.  As the closing price per share of Company common stock on December 31, 2008 was $6.82, which is $9.98 less than the exercise price, the value for the purposes of this table is $0.

(3)
Through December 31, 2008, the Company has granted our Chief Executive Officer 1,538,333 restricted stock units of the Company, and granted our Chief Financial Officer 48,230 restricted stock units of the Company. The restricted stock units provide that (i) if the executive is terminated on death or disability the unvested restricted stock units will vest and be paid out, (ii) if within 24 months following a change of control the executive is terminated without cause or terminates for good reason then the unvested restricted stock units will vest and be paid out.  The amount equals the number of unvested restricted stock units held by the executive times $6.82, which was the closing price per share of Company common stock on December 31, 2008.

(4)
The 4999 gross-up amount consists of the excise tax on the excess parachute amount under Section 4999 of the Code plus federal, state and local income tax and excise tax on the gross-up.  The parachute includes the value of vesting of stock options and restricted stock units assuming a cashout on December 31, 2008, and includes the lump sum payment, see Note (1) above.  The following assumptions were used to calculate payments for the 4999 gross-up amount: (i) equity is valued based on closing price of Company stock on December 31, 2008 ($6.82); (ii) parachute payments for stock options and restricted stock units were valued using Treasury Regulation Section 1.280G-1, Q&A 24(c); and (iii) a federal tax rate of 35%, NYS tax rate of 6.85% and NYC tax rate of 3.65% are assumed.

(5)	See Note (4) above for assumptions used to calculate parachute payments with respect to vesting of stock options and restricted stock units.

Employment Agreement with Sophocles N. Zoullas

      On June 19, 2008, we entered into an employment agreement with an original term of five years with Sophocles N. Zoullas pursuant to which he serves as our Chief Executive Officer. Either our Chief Executive Officer or we may terminate the employment agreement for any reason on 30 days’ written prior notice. We may also terminate our Chief Executive Officer’s employment at any time for cause.

      Pursuant to the employment agreement, our Chief Executive Officer receives a minimum base salary per year in the amount of $875,000 and received an initial equity grant of 833,333 restricted stock units. Our Chief Executive Officer is eligible to participate in a performance bonus pool, for senior executives, as well as discretionary amounts determined by the Compensation Committee. Our Chief Executive Officer is entitled to participate in the benefit plans and fringe benefits provided generally to similarly situated senior executives. The employment agreement also provides that we will provide our Chief Executive Officer with a life insurance policy during the term of the agreement with the amount and terms determined by mutual agreement.

      In the event our Chief Executive Officer terminates his employment for other than good reason, our Chief Executive Officer is entitled to receive (i) his base salary and any unused vacation pay earned but unpaid up to the date of termination, (ii) reimbursement of any expenses for which he was due reimbursement, (iii) any bonus actually earned for a completed year but unpaid as of the date of termination, and (iv) any bonus earned for the uncompleted year, based upon his two year average bonus (collectively, (i), (ii), (iii) and (iv) are referred to as the "Accrued Benefits").

      In the event we terminate our Chief Executive Officer’s employment without cause or our Chief Executive Officer terminates his employment for good reason, then in addition to the Accrued Benefits, our Chief Executive Officer is entitled to receive a lump sum payment in an amount equal to the product of (x) two and (y) the sum of (I) his annual base salary and (II) our Chief Executive Officer’s two year average bonus and any special cash incentive award. In the event that we terminate our Chief Executive Officer's employment without cause or our Chief Executive Officer terminates his employment for good reason following a change of control, the lump sum payment is in an amount equal to the product of (x) three and (y) the sum of (I) our Chief Executive Officer’s annual base salary and (II) our Chief Executive Officer’s two year average bonus and any special cash incentive award. In addition, we will continue his health insurance (for our Chief Executive Officer and his dependents) during for two years (or three years if we terminate our Chief Executive Officer’s employment without cause or our Chief Executive Officer terminates his employment for good reason following a change of control). Our Chief Executive Officer does not receive a lump sum payment in the event he is terminated for cause, which we may do at any time such cause exists. In the event that his employment is terminated for cause, we are only obligated to provide our Chief Executive Officer with the Accrued Benefits.  If our Chief Executive Officer dies or becomes disabled while employed by us, all of his rights under the employment agreement terminate except that we are required to pay our Chief Executive Officer his Accrued Benefits.

      The employment agreement provides for a gross-up for any excise taxes under Section 4999 of the Code imposed on excess parachute payments which may become payable to the executive, whether such payments arise with respect to accelerated vesting of the restricted stock units or under other plans or agreements.

2008 DIRECTOR COMPENSATION TABLE

      The following Director Compensation Table sets forth the compensation of our Directors (who are not executive officers of the Company) for the fiscal year ending on December 31, 2008.

	Fees earned	Stock	Option	Non-equity	Change in	All Other
Name	or paid in cash	Awards	Awards	incentive plan	pension value	Compensation	Total ($)
	($)(1)	($)(2)	($)	compensation($)	and nonqualified deferred compensation earnings ($)	($)(3)
Joseph M. Cianciolo (4)	$158,500	$101,400	—	—	—	$43,334	$303,234
David B. Hiley	$121,500	$101,400	—	—	—	$36,666	$259,566
Douglas P. Haensel (5)	$117,500	$101,400	—	—	—	$36,666	$225,566
Jon Tomasson (6)	$152,500	$101,400	—	—	—	$33,334	$287,234
Forrest E. Wylie	$125,500	$101,400	—	—	—	$33,334	$260,234
Alexis P. Zoullas (7)	$58,940	$101,400				$833,959	$994,299

(1) Represents, for each non-employee Director, a cash retainer of $70,000, a payment of $2,000 for attendance at each in-person board meeting and $1,500 for attendance at each telephonic board meeting, and a payment of $1,500 for attendance at each in-person committee meeting and $1,000 for attendance at each telephonic committee meeting.

(2) The amounts shown in this column, in addition to the compensation expense of profits interest, if any, represent the aggregate dollar amount recognized for financial reporting purposes under FAS 123(R) for fiscal year 2008 for all outstanding awards, which in this case consists of a stock award of 5,000 common shares per non-employee Director, which vested immediately on January 15, 2008.  Estimates of forfeitures for service-based vesting are disregarded.  See notes to our audited financial statements included in our 2008 Annual Report on Form 10-K for the assumptions used.

(3) Consists of the cash received in 2008 with respect to "dividend equivalent rights" held by the Directors. These rights entitle Directors to receive a dividend equivalent payment each time the Company pays a dividend to the Company’s shareholders. The amount of the dividend equivalent payment is equal to the number of dividend equivalent rights multiplied by the amount of the per share dividend paid by the Company on its stock on the date the dividend is paid. The dividend equivalent rights are contingent upon service as a Director of the Company.

(4) Includes a cash retainer of $20,000 for serving as chairman of the Audit Committee.

(5) Includes a cash retainer of $5,000 for serving as chairman of the Nominating and Governance Committee.

(6) Includes a cash retainer of $10,000 for serving as chairman of the Compensation Committee.

(7) Starting August 19, 2008, Alexis P. Zoullas began serving as a Vice President of Eagle Shipping International (USA) LLC and ceased to receive any Director compensation.  In his capacity as an employee of Eagle Shipping International (USA) LLC, Alexis Zoullas received an aggregate base salary in 2008 of $203,958 and a cash bonus of $500,000.  Alexis Zoullas also received $130,001 in dividend equivalent rights granted to him in his capacity as a Director or as an employee of Eagle Shipping International (USA) LLC.

REPORT OF THE AUDIT COMMITTEE

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and the independence and performance of the Company’s auditors. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are “independent”, as provided under the applicable listing standards of the Nasdaq Global Market and by Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a Charter that was adopted by the Board of Directors on June 3, 2005, as amended in November 2006. As set forth in the Charter, the Committee’s job is one of oversight. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting principles and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the annual financial statements, expressing an opinion based on their audit as to the statements’ conformity with generally accepted accounting principles, reviewing the Company’s quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q and discussing with the Committee any issues they believe should be raised with the Committee.

     The Committee met with the Company’s independent registered public accounting firm to review and discuss the overall scope and plans for the audit of the Company’s consolidated financial statements for the year ended December 31, 2008. The Committee has considered and discussed with management and the independent registered public accounting firm (both alone and with management present) the audited financial statements as well as the independent registered public accounting firm’s evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. Management represented to the Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the financial statements with management.

     The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61,  Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1,  Independence Discussions with Audit Committees, as currently in effect, and a formal written statement from the independent registered public accounting firm, confirmed by management, of the fees billed for audit services, and other non-audit services rendered by the independent registered public accounting firm for the most recent fiscal year. The Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm their independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and, with the exception of the Chairman of the Audit Committee, are not experts in the field of auditing or accounting, including in respect of auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s activities do not provide an independent basis to determine that management has maintained appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s independent registered public accounting firm is in fact “independent.”

     Based upon the Audit Committee’s receipt and review of the various materials and assurances described above and its discussions with management and the independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission.

      Submitted by the Audit Committee of the Board of Directors:

                            Joseph M. Cianciolo
                            Douglas P. Haensel
                            David B. Hiley

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Eagle Bulk Shipping’s voting common stock as of April 7, 2009 of:

•	each person, group or entity known to Eagle Bulk Shipping to beneficially own more than 5% of our stock;

•	each of our Directors and Director nominees;

•	each of our Named Executive Officers; and

•	all of our Directors and executive officers as a group.

     As of the March 24, 2009, a total of 47,031,300 shares of common stock were outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on matters on which common shareholders are eligible to vote.

     The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of that security, or “investment power,” which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities as to which that person has a right to acquire beneficial ownership presently or within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.

Ownership of Common Stock

	Shares Beneficially Owned (1)
Name	Number	Percentage
Sophocles N. Zoullas (2)	569,676	1.2%
Joseph M. Cianciolo (3)	72,230	*
David B. Hiley (4)	67,896	*
Douglas P. Haensel (5)	66,230	*
Alan S. Ginsberg (6)	95,515	*
Alexis P. Zoullas (7)	21,667	*
Jon Tomasson (8)	66,230	*
Forrest E. Wylie (9)	66,230	*
Directors and Executive Officers as
a group (8 persons)	1,025,674	2.2%
Barclays Global Investors, N.A. (10)	2,523,918	5.38%

____________________
* Percentage less than 1% of class.

(1)
Shares subject to options that are exercisable presently or within 60 days are considered outstanding for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentage held by others.

(2)
Mr. Sophocles N. Zoullas’s beneficial ownership represents 419,676 shares of our common stock and options that are exercisable to purchase 150,000 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan.

(3)
Mr. Cianciolo’s beneficial ownership represents 5,000 shares granted as restricted stock awards under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan and options to purchase 66,230 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan, all 66,230 of which are currently exercisable.  Mr. Cianciolo may also be deemed to be the beneficial owner of 1,000 shares of our common stock purchased in the open market.

(4)
Mr. Hiley’s beneficial ownership represents 5,000 shares granted as restricted stock awards under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan and options to purchase 62,896 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan, all 62,896 of which are currently exercisable.

(5)
Mr. Haensel’s beneficial ownership represents 5,000 shares granted as restricted stock awards under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan and options to purchase 61,230 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan, all 61,230 of which are currently exercisable.

(6)
Mr. Ginsberg’s beneficial ownership represents 35,515 shares of our common stock and options that are exercisable to purchase 60,000 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan.

(7)
Mr. Alexis P. Zoullas’s beneficial ownership represents 5,000 shares granted as restricted stock awards under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan and options to purchase 16,667 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan, all 16,667 of which are currently exercisable.

(8)
Mr. Tomasson’s beneficial ownership represents 5,000 shares granted as restricted stock awards under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan and options to purchase 61,230 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan, all 61,230 of which are currently exercisable.

(9)
Mr. Wylie’s beneficial ownership represents 5,000 shares granted as restricted stock awards under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan and options to purchase 61,230 shares of our common stock granted under the Eagle Bulk Shipping Inc. 2005 Stock Incentive Plan, all 61,230 of which are currently exercisable.

(10)	The beneficial ownership is based on latest available filing on Schedule 13G made or other relevant filings made with the U.S. Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transaction Approval Policy

     It is the Company’s policy to enter into or ratify “Related Person Transactions” only when the Board of Directors, acting through the Audit Committee, determines that the Related Person Transaction in question is in, or is not inconsistent with, the best interests of the Company and its shareholders. A “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company is, was or will be a participant and the amount involved exceeds $120,000, and in which any “Related Person” (as defined in relevant SEC rules) had, has or will have a direct or indirect material interest. A Related Person Transaction includes, but is not limited to, situations where the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. In light of the small number of Directors of the Board of Directors, approval of Related Person Transactions currently is communicated orally.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee has appointed the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of Eagle Bulk Shipping for the fiscal year ending December 31, 2009 and recommends that shareholders vote to ratify this appointment. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

     If the shareholders fail to ratify the selection, the Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.

Fees to Independent Registered Public Accounting Firm

     As outlined in the table below, we incurred the following fees for the fiscal years ended December 31, 2008 and December 31, 2007, respectively, for professional services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements and for audit-related services, tax services and all other services, as applicable.

Type of Fees	2008	2007
Audit Fees	$482,500	$541,000
Audit-Related Fees	$0	$0
Tax Fees	$27,000	$60,000
All Other Fees	$0	$0
Total	$502,500	$601,000

     Audit fees for fiscal year 2008 and 2007 include professional services rendered by Ernst & Young LLP for the annual audit of the Company’s financial statements and internal controls, the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services related to our secondary offerings in 2007.

     Tax fees for fiscal years 2008 and 2007 related to tax planning and tax compliance services.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2, THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS EAGLE BULK SHIPPING’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.

PROPOSAL NO. 3

APPROVAL OF 2009 EQUITY INCENTIVE PLAN

     The Company’s Board of Directors believes that the effective use of stock-based long-term incentive compensation has been integral to the Company’s success in the past and is vital to its ability to achieve continued strong performance in the future. Accordingly, the Board of Directors is seeking shareholder approval of the Eagle Bulk Shipping Inc. 2009 Equity Incentive Plan (the “2009 Plan”) that authorizes for issuance 4,200,000 shares of the Company’s common stock (“Common Stock”) in connection with awards granted under the 2009 Plan. The Board of Directors and Compensation Committee approved the 2009 Plan on April 6, 2009, subject to shareholder approval at the Annual Meeting. The Board of Directors recommends that shareholders vote for approval of the 2009 Plan.

     If the 2009 Plan is approved by shareholders, it will replace the Eagle Bulk Shipping Inc. Stock Incentive Plan of 2005 (the “2005 Plan”), which expires by its terms on June 22, 2015.  Outstanding awards under the 2005 Plan will continue to be governed by the terms of the 2005 Plan until exercised, expired or otherwise terminated or canceled. As of March 31, 2009, no shares of Common Stock remain available for issuance under the 2005 Plan. As of the same date, 590,668 shares of Common Stock were subject to outstanding awards under the 2005 Plan.

     The following description of the 2009 Plan is a summary, does not purport to be a complete description of the 2009 Plan and is qualified in its entirety by the full text of the 2009 Plan. A copy of the 2009 Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference. Shareholders are encouraged to review the 2009 Plan.

Description of the 2009 Plan

Administration. The 2009 Plan shall be administered by the Compensation Committee or such other committee of the Board of Directors as may be designated by the Board of Directors to administer the 2009 Plan (the “Administrator”). The Administrator has the authority to designate participants; determine the type or types of awards to be granted to a participant and designate those awards which will constitute performance compensation awards; determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated with respect to, awards; determine the terms and conditions of any awards; determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited, or suspended and the methods by which awards may be settled, exercised, canceled, forfeited, or suspended; determine whether, to what extent, and under what circumstances cash, shares, other securities, other awards, other property, and other amounts payable with respect to an award will be deferred; construe, interpret, implement, reconcile any inconsistency, correct any defect and/or supply any omission in the 2009 Plan and any instrument or agreement relating to, or award made under, the 2009 Plan; prescribe, amend, rescind, or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the 2009 Plan; and make any other determination and take any other action that it deems necessary or desirable for the administration of the 2009 Plan. Unless otherwise expressly provided in the 2009 Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2009 Plan or any award is within the sole discretion of the Administrator and will be final, conclusive, and binding upon all persons.

Shares. Under the terms of the 2009 Plan, a maximum of 4,200,000 shares, subject to adjustment as provided in the 2009 Plan, may be issued under the 2009 Plan.  Shares deliverable under the 2009 Plan may consist of authorized and unissued shares or treasury shares. The following shares of Common Stock will again become available for awards under the 2009 Plan: shares subject to an award granted under the 2009 Plan that remain unissued upon cancellation or termination of the award for any reason; shares of restricted stock granted under the 2009 Plan that are forfeited; shares in respect of an award that is settled for cash without delivery of shares to the grantee; and shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award granted under the 2009 Plan.  As of April 6, 2009, the closing price of our Common Stock was $4.57 per share.

Eligibility. Any director, officer, employee or consultant of the Company or any of its subsidiaries (including any prospective officer or employee) is eligible to be designated to participate in the 2009 Plan. The Administrator selects those eligible persons who will receive awards under the 2009 Plan.  Currently, our Board of Directors consists of seven persons, and we have one corporate officer who is not a director.  As of April 7, 2009, we had approximately 25 additional employees who were eligible to be designated to participate in the 2009 Plan.

Awards. The 2009 Plan provides the Administrator with the discretion to provide for the award of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, unrestricted stock, other equity-based or equity-related awards, and/or performance compensation awards.

Options. Options granted under the 2009 Plan are non-qualified options unless the applicable award agreement expressly states that the option is intended to be an incentive stock option. Subject to the provisions of the 2009 Plan, the Administrator has the sole and complete authority to determine the participants to whom options are granted, the number of shares to be covered by each option, and the conditions and limitations applicable to the exercise of the option. In the case of incentive stock options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If an option is intended to be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion thereof) shall be regarded as a non-qualified stock option appropriately granted under the 2009 Plan; provided that such option (or portion thereof) otherwise complies with the 2009 Plan’s requirements relating to nonqualified stock options. Each option will be evidenced by a written certificate evidencing the option, which will specify the terms and conditions of the option.

The exercise price of each share covered by an option shall be equal to the fair market value of a share of Common Stock on the date of grant, unless otherwise specifically provided in the award agreement, but shall not be less than the greater of 100% of the fair market value of such share on the date the option is granted or the par value of a share of Common Stock. Repricing of options granted under the 2009 Plan (i.e., lowering the exercise price, cancelling the option in exchange for cash or another award when the exercise price exceeds the fair market value of the shares subject to the option or any other action that is treated as a repricing under generally accepted accounting principles or applicable stock exchange rules) shall not be permitted without prior shareholder approval or to the extent such action would cause adverse tax consequences under Sections 409A or 457A of the Code, and any action that would be deemed to result in a repricing of an option shall be deemed null and void if any requisite shareholder approval related thereto is not obtained prior to the effective time of such action or if it would cause such adverse tax consequences. Each option becomes vested and exercisable at such times and subject to such terms and conditions as the Administrator may, in its sole discretion, specify in the award agreement or thereafter. The Administrator may impose such conditions with respect to the exercise of options as it may deem necessary or advisable. An option may not be exercised after the tenth anniversary of the option’s grant date.

If an optionee experiences a termination from the Company, any option or portion thereof not then exercisable shall terminate immediately, and any option or portion thereof then exercisable shall generally remain exercisable for three months, but in no event later than the option’s original expiration date.  If the optionee is terminated for cause, all options will immediately terminate.  Upon termination due to the optionee’s retirement (as defined in the 2009 Plan), options or any portion thereof then exercisable by the optionee shall remain exercisable for three years from the date of termination, but in no event later than the option’s original expiration date.  Upon termination due to the optionee’s death or disability (as defined in the 2009 Plan), options or any portion thereof then exercisable by the optionee shall remain exercisable for one year from the date of termination, but in no event later than the option’s original expiration date.  The Administrator may waive or modify the provisions regarding exercisability of options following termination of employment.

Shares will not be delivered pursuant to an option’s exercise until the participant pays the exercise price in full. Payment of the exercise price may be made (1) in cash, or its equivalent acceptable to the Company, (2) with the consent of the Administrator, by delivery of shares of Common Stock having a fair market value (determined as of the exercise date) equal to all or part of the option’s exercise price and cash (or the equivalent thereof acceptable to the Company) for any remaining portion of the full option exercise price or (3) at the sole discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe.

Stock Appreciation Rights. SARs may be granted under the 2009 Plan. SARs represent an unfunded and unsecured promise to deliver shares or cash equal in value to the excess, if any, of the fair market value per share at the time of exercise over the exercise price per share of the SAR, subject to the terms and conditions of the 2009 Plan and the applicable award agreement, as determined by the Administrator in accordance with the terms of the 2009 Plan. SARs may be granted in connection with all or any part of, or independently of, any option granted under the 2009 Plan. The exercise price of each share covered by a SAR shall be equal to the fair market value of a share of Common Stock on the date of grant, unless otherwise specifically provided in the award agreement, but shall not be less than the greater of 100% of the fair market value of such share on the date the SAR is granted or the par value of a share of Common Stock. Repricing of SARs (see explanation under “Stock Options” above) granted under the Plan shall not be permitted without prior shareholder approval or to the extent such action would cause adverse tax consequences under Sections 409A or 457A of the Code, and any action that would be deemed to result in a repricing of a SAR shall be deemed null and void if any requisite shareholder approval related thereto is not obtained prior to the effective time of such action or if it would cause such adverse tax consequences. The Administrator shall determine whether a SAR shall be settled in cash or shares. The treatment of SARs in connection with the grantee’s termination from the Company is similar to that with respect to option exercisability following such termination.  In no event may a SAR be exercisable after the tenth anniversary of the date the SAR is granted.

Restricted Shares and Restricted Share Units. Restricted shares may be granted under the 2009 Plan. A restricted share is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable award agreement. Restricted share units may also be granted under the 2009 Plan. A restricted share unit represents an unfunded and unsecured promise to deliver shares or cash in accordance with the terms of the applicable award agreement.

Dividends on any restricted shares may be paid directly to a participant, be withheld by the Company subject to vesting of the restricted shares pursuant to the terms of the applicable award agreement, or be subject to any other restrictions or conditions contained in the applicable award agreement, as determined by the Administrator in its sole discretion. Restricted stock units may include dividend equivalent rights entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unvested, on the shares of Common Stock underlying the award if such shares were then outstanding.  The Administrator will determine whether such payments shall be paid at the same time as the underlying dividends are paid or at the time the award vests.  Payments on such dividend equivalents may be made in cash, shares of Common Stock or other property.  The dividend equivalents will be subject to such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate and set forth in the award agreement.

Unless otherwise set forth in the applicable award agreement, a grantee’s termination from the Company for any reason other than death or disability will cause the immediate forfeiture of all shares of restricted stock and restricted stock units that have not yet vested as of the date of such termination, or if a grantee incurs a termination from the Company as the result of death or disability, all shares of restricted stock and restricted stock units that have not yet vested as of the date of such termination will immediately vest as of such date.  Any dividends or dividend equivalents on restricted stock or restricted stock units that are forfeited upon termination from the Company that have not been directly remitted to the grantee prior to such termination will be forfeited. The Administrator may waive or modify the treatment of restricted stock and restricted stock units and their related dividends and dividend equivalents.

Unrestricted Stock. The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan to such participants and in such amounts and subject to such forfeiture provisions as the Administrator determines.  Unrestricted shares may be granted or sold pursuant to the 2009 Plan in respect of past services or other valid consideration.

Other Stock-Based Awards. Subject to the provisions of the 2009 Plan, the Administrator shall have the sole and complete authority to grant to participants other equity-based or equity-related awards in such amounts and subject to such terms and conditions as the Administrator shall determine, provided that any such awards must comply, to the extent deemed desirable by the Administrator, with Rule 16b-3 and applicable law.

Dividend Equivalents. Subject to the provisions of the 2009 Plan, in the discretion of the Administrator, an award, other than an option or SAR, may provide the participant with dividends or dividend equivalents, payable in cash, shares, other securities, other awards or other property, on such terms and conditions as may be determined by the Administrator, including, without limitation, payment directly to the participant, withholding of such amounts by the Company subject to vesting of the award, or reinvestment in additional shares, restricted shares or other awards.

Performance Compensation Awards. The Administrator shall have the authority, at the time of grant of any award, to designate such award (other than options and SARs) as a performance compensation award in order to qualify such award as “qualified performance-based compensation” under Section 162(m) of the Code.

The Administrator shall have full discretion to select the length of a particular performance period, the type(s) of performance compensation awards to be issued, the performance criteria that will be used to establish the performance goal(s), the kind(s) and/or level(s) of the performance goals(s) that is (are) to apply to the Company or any of its subsidiaries, affiliates, divisions or operational units, or any combination of the foregoing, and the performance formula. Notwithstanding the foregoing, the performance criteria that will be used to establish the performance goal(s) shall be based on the attainment of specific levels of performance of the Company or any of its subsidiaries, affiliates, divisions or operational units, or any combination of the foregoing, and shall be limited to the following: (1) net income before or after taxes, (2) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (3) operating income, (4) earnings per share, (5) return on shareholders’ equity, (6) return on investment, (7) return on assets, (8) level or amount of acquisitions, (9) share price, (10) profitability/profit margins, (11) market share, (12) revenues or sales (based on units and/or dollars), (13) costs, (14) cash flow, (15) working capital, (16) objective measures of customer satisfaction, (17) objective measures of employee satisfaction, (18) expense levels and expense ratios, (19) gross margin and gross margin ratios, (20) employee turnover, (21) implementation of systems, (22) completion of projects, (23) level or amount of divestitures, (24) objective goals related to capitalization or restructuring of the balance sheet, and (25) objective goals related to management or expense restructuring. The performance criteria may be applied on an absolute basis and/or be relative to one or more peer companies or indices or any combination thereof. A participant must generally be employed by the Company on the last day of a performance period to be eligible for payment in respect of a performance compensation award for such performance period.

Change in Control. In the event of a Change in Control (as defined in the 2009 Plan), unless otherwise provided in the award agreement, (1) any award then outstanding will become fully vested and any award in the form of an option or stock appreciation right will be immediately exercisable; (2) to the extent permitted by law, the Administrator may amend any award agreement in such manner as it deems appropriate; (3) a grantee who incurs a termination of employment for any reason, other than a termination for cause, within one year following the change in control may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the award on the date of such termination, until the first anniversary of the grantee’s termination, or if later the date otherwise provided for continued exercisability under the terms of the 2009 Plan and the award agreement, but not beyond the award’s original expiration date.

Amendment and Termination of the 2009 Plan. The Board may suspend, discontinue, revise or amend the 2009 Plan in any respect whatsoever, except that no amendment may be made without stockholder approval if such amendment would: expand the types of awards available under the 2009 Plan (except shareholder approval will not be required if the Company is a "foreign private issuer", as defined in the rules of the SEC, or to the extent the Administrator determines that compliance with Section 162(m) of the Code would not be necessary); increase the number of shares that may be issued under the 2009 Plan (in the aggregate or to any individual), except as permitted pursuant to adjustment provisions provided under the 2009 Plan; modify the 2009 Plan’s definition of “repricing” or have the effect of a “repricing” of any outstanding award granted under the 2009 Plan; modify the eligibility requirements of persons eligible to receive awards under the 2009 Plan; extend the term of the 2009 Plan or; otherwise be necessary to comply with any tax or regulatory requirement applicable to the 2009 Plan  Any amendment or cancellation of the 2009 Plan or any outstanding award granted under the 2009 Plan that would materially impair the rights or materially increase the obligations of any holder of an outstanding award may not to that extent be effective without the consent of the affected holder. No amendment to any outstanding award granted under the 2009 Plan shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the award.  Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards granted under the 2009 Plan may not be amended to reduce the exercise price of outstanding options or stock appreciation rights or cancel outstanding options or stock appreciation rights in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights without shareholder approval. Unless terminated earlier by the Board, the 2009 Plan will terminate on the tenth anniversary of the date on which the 2009 Plan was adopted by the Board.

Forfeiture; Clawback. The Administrator may specify in the applicable award agreement that any realized gain with respect to options or SARs and any realized value with respect to other awards shall be subject to forfeiture or clawback, in the event of a participant’s breach of any non-competition, non-solicitation, confidentiality or other restrictive covenants with respect to the Company or its subsidiaries, or a financial restatement that reduces the amount of bonus or incentive compensation previously awarded to a participant that would have been earned had results been properly reported.

New Plan Benefits

Awards under the 2009 Plan are subject to the discretion of the Administrator, and no determination has been made as to the types or amounts of awards that will be granted in the future to specific individuals pursuant to the 2009 Plan. Therefore, it is not possible to determine the future benefits that will be received by participants.

Certain tables above, including the Summary Compensation Table, Grants of Plan-Based Awards Table, Outstanding Equity Awards at Fiscal 2008 Year End Table, and Option Exercises and Stock Vested for Fiscal 2008 Table, set forth information with respect to prior awards granted to our individual named executive officers under the 2005 Plan. In addition, the Securities Authorized for Issuance under Equity Compensation Plans Table below provides information as of December 31, 2008, regarding the equity outstanding under our equity compensation plans, the weighted average exercise price of outstanding equity, and the number of securities remaining available for issuance.

Federal Income Tax Considerations

The following discussion summarizes the federal income tax consequences to participants who may receive grants of awards under the 2009 Plan. This discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2009 Plan. This discussion is based upon interpretations of laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to foreign, state or local tax laws, or estate and gift tax considerations.

Non-Qualified Stock Options. For federal income tax purposes, no income is recognized by a participant upon grant of a non-qualified stock option under the 2009 Plan. Upon exercise of a non-qualified stock option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise of such option over the exercise price is taxable to the participant as ordinary income and deductible by the issuer. The participant’s basis for capital gains purposes in the shares acquired is equal to the sum of the exercise price and the amount taxable as ordinary income. Gain or loss on a subsequent disposition of shares acquired pursuant to an option will be treated as capital gain or loss, and will be long-term capital gain or loss if such shares were held for more than one year after the date of exercise.

If a participant uses previously acquired shares to pay all or a portion of the exercise price on the exercise of an option, no gain or loss is recognized with respect to the previously acquired shares. The shares received upon exercise of the option, to the extent of the number of previously acquired shares exchanged therefor, will have the same basis and holding period for capital gain purposes as the previously acquired shares. The additional shares received will have a basis equal to the sum of the cash paid on exercise and the ordinary income taxable to the participant as a result of the exercise.

Incentive Stock Options. A participant receiving incentive stock options will not recognize taxable income upon grant or at the time of exercise. However, the excess of the fair market value of the stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the issuer will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for non-qualified stock options will apply as of the date of the sale of stock acquired upon the exercise of the incentive stock option.

Deferred Compensation Subject to Section 409A and Section 457A. Certain types of awards under the 2009 Plan, including SARs and restricted stock units, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code or Section 457A of the Code, to the extent applicable. Unless certain requirements set forth in Section 409A or Section 457A of the Code, to the extent applicable, are complied with, participants may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax (and, potentially, certain interest penalties). To the extent applicable, the 2009 Plan and awards granted under the 2009 Plan will be interpreted to comply with Sections 409A and 457A of the Code and Department of Treasury regulations and other interpretive guidance that may be issued under Sections 409A and 457A of the Code. To the extent determined necessary or appropriate by the Administrator, the 2009 Plan and applicable award agreements may be amended to comply with Sections 409A and 457A of the Code or to exempt the applicable awards from Sections 409A and 457A of the Code.

Limitation on Company’s Deduction. Under Section 162(m) of the Code, the Company’s tax deduction for all compensation paid to the Company’s chief executive officer and certain other highly paid executive officers of the Company in any one year is limited to $1 million per officer. Compensation that qualifies as performance-based compensation is exempt from this deduction limitation. Under the 2009 Plan, options and SARs may be structured so as to qualify as “qualified performance-based compensation” under Section 162(m) of the Code. The Administrator also has the authority, at the time of grant of any award, to designate such an award (other than options and SARs) as a performance compensation award in order to qualify such award as “qualified performance-based compensation” under Section 162(m) of the Code. The determination of whether compensation is performance-based is dependent upon a number of factors, including shareholder approval of the benefit plan pursuant to which compensation is paid. There is no assurance that awards granted under the 2009 Plan will satisfy the “performance based” requirements of Section 162(m). Because the Company believes that it currently qualifies for the exemption pursuant to Section 883 of the Code, pursuant to which it is not subject to U.S. federal income tax on its shipping income (which comprised substantially all of its gross revenue in 2008), it has not sought to structure its compensation arrangements to qualify for exemption under Section 162(m).

Acceleration on Change in Control. If the exercisability or vesting of an option, SAR or other outstanding award is accelerated as a result of a change in control, all or a portion of the value of the award at that time may be taken into account for purposes of determining whether a participant is subject to an excise tax equal to 20% of the amount of the “excess parachute payment” within the meaning of Section 280G of the Code and the participant’s employer will not receive a corresponding tax deduction under Section 280G of the Code.

Securities Authorized for Issuance Under Equity Compensation Plans

    As of December 31, 2008, the Company had a total of 590,668 outstanding stock options having a weighted average exercise price of $17.81.  The average weighted remaining term of the Company’s outstanding stock options as of December 31, 2008 was 8.01 years.  On January 15, 2008, the Company granted 30,000 shares of its common stock, which vested on the grant date.  As of December 31, 2008, there were 222,815 additional shares available for issuance under the 2005 Plan.  As of December 31, 2008, the number of shares of outstanding restricted stock was 1,466,013.

The following table summarizes all stock option activity during the three years ending December 31, 2008:

	Number of Options	Weighted Average Exercise Price
			Weighted Average Remaining Contractual Life

Granted	56,666	$13.23 $13.23 $18.15 $13.23 $17.81 $17.80 $17.80 $17.81
Outstanding, December 31, 2006	56,666		9.22
Granted	587,335
Exercised	(13,333)
Outstanding, December 31, 2007	630,668		9.01
Exercised	(13,333)
Forfeited	(26,667)
Outstanding, December 31, 2008	590,668		8.01

    The following table summarizes all restricted stock unit activity during the three years ending December 31, 2008:

	Number of unvested Restricted Stock Units	Weighted Average Grant Date Fair Value
Outstanding, December 31, 2006	-	-
Granted	793,713	$27.61
Outstanding, December 31, 2007	793,713	$27.61
Granted	938,333	$28.87
Canceled	(5,219)	$27.58
Vested	(260,814)	$27.61
Outstanding, December 31, 2008	1,466,013	$28.42

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3, THE APPROVAL OF THE COMPANY’S 2009 EQUITY INCENTIVE PLAN.

SHAREHOLDER PROPOSALS FOR THE
2010 ANNUAL MEETING OF SHAREHOLDERS

     Any shareholder desiring to present a proposal for inclusion in the proxy statement for the Company’s 2010 Annual Meeting of Shareholders must deliver the proposal to the Secretary of the Company not later than December 8, 2009. Only those proposals that comply with Eagle Bulk Shipping’s By-Laws and the requirements of Rule 14a-8 of the Exchange Act of 1934, as amended, will be included in the Company’s proxy statement for the 2010 Annual Meeting of Shareholders.

     Shareholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the shareholder must comply with the procedures specified in the Company’s amended and restated by-laws which have been filed as Exhibit 3.2 to our registration statement on Form S-1 (as amended on June 22, 2005) and are available in print upon request from the Secretary. Our amended and restated by-laws require all shareholders who intend to make proposals at an annual meeting of shareholders to submit their proposals to the Secretary not fewer than 90 and not more than 120 days before the anniversary date of the previous year’s annual meeting of shareholders. The by-laws also provide that nominations for Director may only be made by the Board of Directors (or an authorized Board of Directors committee) or by a shareholder of record entitled to vote who sends notice to the Secretary not fewer than 90 nor more than 120 days before the anniversary date of the previous year’s annual meeting of shareholders. Any nomination by a shareholder must comply with the procedures specified in the Company’s by-laws. To be eligible for consideration at the 2010 Annual Meeting, proposals that have not been submitted by the deadline for inclusion in the proxy statement and any nominations for Director must be received by the Secretary between January 22, 2010 and February 21, 2010. This advance notice period is intended to allow all shareholders an opportunity to consider all business and nominees expected to be considered at the meeting.

     All submissions to, or requests from, the Secretary should be made to: Alan S. Ginsberg, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022.

COMPLIANCE WITH SECTION 16(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

     Pursuant to Section 16(a) of the Exchange Act and the rules thereunder, the Company’s executive officers and Directors and persons who own more than 10% of a registered class of Eagle Bulk Shipping’s equity securities are required to file with the SEC reports of their ownership of, and transactions in, the Company’s common stock. Based solely on a review of copies of such reports furnished to the Company, and written representations that no reports were required, the Company believes that during the fiscal year ended December 31, 2008 its executive officers and Directors complied with the Section 16(a) requirements.

IMPORTANT NOTICE REGARDING DELIVERY
OF SHAREHOLDER DOCUMENTS

     The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is referred to as “householding,” potentially provides extra convenience for shareholders and reduces printing and postage costs for companies.

     The Company and some brokers utilize the householding process for proxy materials. In accordance with a notice sent to certain shareholders who share a single address, only one copy of this Proxy Statement and the Company’s 2008 Annual Report is being sent to that address, unless we received contrary instructions from any shareholder at that address. Shareholders who participate in householding will continue to receive separate proxy cards. Householding will continue until you are notified otherwise or until one or more shareholders at your address revokes consent. If you revoke consent, you will be removed from the householding program within 30 days of receipt of the revocation. If you hold your Company stock in “street name,” additional information regarding householding of proxy materials should be forwarded to you by your broker.

     If you wish to receive a separate copy of this proxy statement or the Company’s 2008 Annual Report, or would like to receive separate proxy statements and annual reports in the future, or if you are receiving multiple copies of annual reports and proxy statements at an address shared with another shareholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Alan S. Ginsberg, Secretary of Eagle Bulk Shipping Inc., at 477 Madison Avenue, Suite 1405, New York, New York 10022.

OTHER MATTERS

     At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: April 7, 2009

Appendix A

EAGLE BULK SHIPPING INC.
2009 EQUITY INCENTIVE PLAN

ARTICLE I.
General

1.1.      Purpose

The Eagle Bulk Shipping Inc. 2009 Equity Incentive Plan (the ”Plan”), as amended and restated, is designed to provide certain officers, employees, directors and consultants of Eagle Bulk Shipping Inc. (the ”Company), whose initiative and efforts are deemed to be important to the successful conduct of the business of the Company, with incentives to (a) enter into and remain in the service of the Company, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company.

1.2.      Administration

(a)           Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the ”Board”), or such other committee of the Board as may be designated by the Board to administer the Plan (the ”Administrator”); provided that (i) the Administrator shall be composed solely of two or more directors who are “outside” directors for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) in the event the Company is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Administrator shall be composed of two or more directors, each of whom is a “Non-Employee Director” (a “Non-Employee Director”) under Rule 16b-3 (as promulgated and interpreted by the Securities and Exchange Commission (the ”SEC”) under the 1934 Act, or any successor rule or regulation thereto as in effect from time to time (“Rule 16b-3)), and (iii) the Administrator shall be composed solely of two or more directors who are “independent directors” under the rules of any stock exchange on which the Company’s Common Stock (as defined below) are traded; provided further, however, that, (A) the requirements in the preceding clauses (i) and (ii) shall, in each case, apply only when required to exempt an Award intended to qualify for an exemption under the applicable provisions referenced therein, (B) the requirements in the preceding clause (iii) shall apply only when required pursuant to the applicable rules of the applicable stock exchange and (C) if at any time the Administrator is not so composed as required by the preceding provisions of this sentence, that fact will not invalidate any grant made, or action taken, by the Administrator hereunder that otherwise satisfies the terms of the Plan.  Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Administrator by the Plan, the Administrator shall have the full power and authority to: (1) designate the persons to receive Awards (as defined below) under the Plan; (2) determine the types of Awards granted to a participant under the Plan and designate those Awards which shall constitute Performance Compensation Awards; (3) determine the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated with respect to, Awards; (4) determine the terms and conditions of any Awards; (5) determine whether, and to what extent, and under what circumstances, Awards may be settled or exercised in cash, shares, other securities, other Awards or other property, or cancelled, forfeited or suspended, and the methods by which Awards may be settled, exercised, cancelled, forfeited or suspended; (6) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred, either automatically or at the election of the holder thereof or the Administrator; (7) construe, interpret and implement the Plan and any Award Agreement (as defined below); (8) prescribe, amend, rescind or waive rules and regulations relating to the Plan, including rules governing its operation, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (9)  establish and administer Performance Goals and certify whether, and to what extent, they have been attained ; (10) correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award Agreement; and (11) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive and binding upon all Persons.

(b)           General Right of Delegation.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or any charter, by-laws or other agreement governing the Administrator, the Administrator may delegate all or any part of its responsibilities to any Person or Persons selected by it and may revoke any such allocation or delegation at any time; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (i) individuals who are subject to Section 16 of the 1934 Act, (ii) any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code, to the extent the Administrator determines that Section 162(m) could be applicable thereto, or (iii) officers of the Company (or directors of the Company) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code, to the extent the Administrator determines that Section 162(m) could be applicable thereto, applicable securities laws (including, without limitation, Rule 16b-3), and the rules of any applicable stock exchange.  Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegate.  At all times, the delegatee appointed under this Section 1.2(b) shall serve in such capacity at the pleasure of the Administrator.

(c)           Indemnification.  No member of the Board, the Administrator or any employee of the Company or any of its Affiliates (each such person, a ”Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder.  Each Covered Person shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice.  The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Articles of Incorporation or Bylaws.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

(d)           Delegation of Authority to Senior Officers.  The Administrator may, in accordance with the terms of Section 1.2(b), delegate, on such terms and conditions as it determines, to one or more senior officers of the Company the authority to make grants of Awards to employees (other than officers) of the Company and its Subsidiaries (including any such prospective employee) and consultants of the Company and its Subsidiaries.

(e)           Awards to Non-Employee Directors.  Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards to Non-Employee Directors or administer the Plan with respect to such Awards.  In any such case, the Board shall have all the authority and responsibility granted to the Administrator herein.

1.3.      Persons Eligible for Awards

The persons eligible to receive Awards under the Plan are those officers, directors, and employees (including any prospective officer or employee) and consultants of the Company and its Subsidiaries (collectively, “Key Persons”) as the Administrator shall select.

1.4.      Types of Awards

Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units, (f) dividend equivalents, (g) unrestricted stock, (h) other equity-based or equity-related Awards and (i) performance compensation awards that the Administrator determines are consistent with the purpose of the Plan and the interests of the Company, all as more fully set forth in the Plan.  The term “Award” means any of the foregoing that are granted under the Plan.  No incentive stock option (other than an incentive stock option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted under the Plan to a person who is not eligible to receive an incentive stock option under the Code.

1.5.      Shares Available for Awards; Adjustments for Changes in Capitalization

(a)           Maximum Number.  Subject to adjustment as provided in Section 1.5(c), the aggregate number of shares of common stock of the Company, par value $0.01 (“Common Stock”), with respect to which Awards may at any time be granted under the Plan shall be 4,200,000.  The following shares of Common Stock shall again become available for Awards under the Plan: (i) any shares that are subject to an Award under the Plan and that remain unissued upon the cancellation or termination of such Award for any reason whatsoever; (ii) any shares of restricted stock forfeited pursuant to the Plan or the applicable Award Agreement; provided that any dividend equivalent rights with respect to such shares that have not theretofore been directly remitted to the grantee are also forfeited; and (iii) any shares in respect of which an Award is settled for cash without the delivery of shares to the grantee.  Any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again become available to be delivered pursuant to Awards under the Plan.

(b)           Source of Shares.  Shares issued pursuant to the Plan may be authorized but unissued Common Stock or treasury shares.  The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(c)           Adjustments.  i)  In the event of any dividend or other distribution (whether in the form of cash, Company shares, other securities or other property), stock split, reverse stock split, reorganization, merger, consolidation, split-up, combination, repurchase or exchange of Company shares or other securities of the Company, issuance of warrants or other rights to purchase Company shares or other securities of the Company, or other similar corporate transaction or event, other than an Equity Restructuring, affects the Company shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of (A) the number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan (including with respect to individual limitations in Sections 1.5(d) and 2.11) and (B) the terms of any outstanding Awards, including (1) the number of shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price with respect to any Award.

(ii)           The Administrator is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 1.5(c)(i) or the occurrence of a Change in Control (as defined below), other than an Equity Restructuring) affecting the Company, any of its Affiliates, or the financial statements of the Company or any of its Affiliates, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law, whenever the Administrator determines that such adjustments are appropriate or desirable, including providing for (A) adjustment to (1) the number of shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price (as defined below) with respect to any Award and (B) a substitution or assumption of Awards, accelerating the exercisability or vesting of, or lapse of restrictions on, Awards, or accelerating the termination of Awards by providing for a period of time for exercise prior to the occurrence of such event, or, if deemed appropriate or desirable, providing for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award (it being understood that, in such event, any option or stock appreciation right having a per share Exercise Price equal to, or in excess of, the Fair Market Value of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor); provided, however, in each case that with respect to Awards of incentive stock options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b) of the Code or any successor provision thereto; and, provided further, however, that with respect to options and stock appreciation rights, unless otherwise determined by the Administrator, such adjustment shall be made in accordance with the provisions of Section 424(h) of the Code.

(iii)           In the event of (A) a dissolution or liquidation of the Company, (B) a sale of all or substantially all the Company’s assets or (C) a merger, reorganization or consolidation involving the Company or one of its Subsidiaries (as defined below), the Administrator shall have the power to:

(1)  provide that outstanding options, stock appreciation rights,  restricted stock units (including any related dividend equivalent right) and/or other Awards granted under the Plan shall either continue in effect, be assumed or an equivalent award shall be substituted therefor by the successor corporation or a “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code);

(2)  cancel, effective immediately prior to the occurrence of such event, options, stock appreciation rights, restricted stock units (including each dividend equivalent right related thereto) and/or other Awards granted under the Plan outstanding immediately prior to such event (whether or not then exercisable) and, in full consideration of such cancellation, pay to the holder of such Award a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Administrator) of the shares subject to such Award (or the value of such Award, as determined by the Administrator, if not based on the Fair Market Value of shares) over the aggregate Exercise Price of such Award (or the grant price of such Award, if any, if applicable)(it being understood that, in such event, any option or stock appreciation right having a per share Exercise Price equal to, or in excess of, the Fair Market Value of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor); or

(3)  notify the holder of an option or stock appreciation right in writing or electronically that each option and stock appreciation right shall be fully vested and exercisable for a period of 30 days from the date of such notice, or such shorter period as the Administrator may determine to be reasonable, and the option or stock appreciation right shall terminate upon the expiration of such period (which period shall expire no later than immediately prior to the consummation of the corporate transaction).

(iv)      In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 1.5(c):

(A)           The number and type of securities or other property subject to each outstanding Award and the Exercise Price or grant price thereof, if applicable, shall be equitably adjusted; and

(B)           The Administrator shall make such equitable adjustments, if any, as the Administrator may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations set forth in Sections 1.5(a) and 1.5(d)).  The adjustments provided under this Section 1.5(c)(iv) shall be nondiscretionary and shall be final and binding on the affected participant and the Company.

(d)           Individual Limit.  Except for the limits set forth in this Section 1.5(d) and Section 2.11(f)(vi), as applicable, no provision of this Plan shall be deemed to limit the number or value of shares of Common Stock with respect to which the Administrator may make Awards to any Key Person.  Subject to adjustment as provided in Section 1.5(c), (i) the total number of shares of Common Stock with respect to which Awards may be granted under the Plan to any one employee of the Company and its Subsidiaries during any one calendar year shall not exceed 2,100,000, (ii) the total number of shares of Common Stock with respect to which Awards may be granted under the Plan in the form of options and stock appreciation rights to any one employee of the Company and its Subsidiaries during any one calendar year shall not exceed 2,100,000, and (iii) the total number of shares of Common Stock with respect to which incentive stock options may be granted under the Plan to any one employee during any one calendar year shall not exceed 2,100,000.  Options and stock appreciation rights granted and subsequently cancelled or deemed to be cancelled (e.g., as a result of Repricing) in a calendar year count against the limits in the preceding sentence even after their cancellation.  The provisions of Section 1.5(d)(i) and (ii) shall not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.

1.6.      Definitions of Certain Terms

(a)           “Affiliate” shall mean, with respect to any Person, any other Person (directly or indirectly) controlling, controlled by or under common control with such Person or any other Person designated by the Administrator in which any Person has an interest.

(b)           “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price thereof and causes a change in the per share value of the shares underlying outstanding Awards.

(c)           “Exercise Price” shall mean (i) in the case of options, the price specified in the applicable Award Agreement as the price-per-share at which such share can be purchased pursuant to the option or (ii) in the case of stock appreciation rights, the price specified in the applicable Award Agreement as the reference price-per-share used to calculate the amount payable to the grantee.

(d)           The “Fair Market Value” of a share of Common Stock on any day shall be the closing price on the Nasdaq Stock Market, as reported for such day in The Wall Street Journal, or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day.  If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence for the next preceding trading day.  Notwithstanding the foregoing, if there is no reported closing price or high bid/low asked price that satisfies the preceding sentences, or if otherwise deemed necessary or appropriate by the Administrator, the Fair Market Value of a share of Common Stock on any day shall be determined by such methods and procedures as shall be established from time to time by the Administrator.  The “Fair Market Value” of any property other than Common Stock shall be the fair market value of such property determined by such methods and procedures as shall be established from time to time by the Administrator.

(e)           Unless otherwise set forth in an Award Agreement, in connection with a termination of employment or consultancy relationship or a dismissal from Board membership, for purposes of the Plan, the term “for Cause” shall be defined as follows:

(i)           if there is an employment, severance, change in control or other agreement governing the relationship between the grantee, on the one hand, and the Company or a Subsidiary, on the other hand, that contains a definition of “cause” (or similar phrase), for purposes of the Plan, the term “for Cause” shall mean those acts or omissions that would constitute “cause” under such agreement; or

(ii)           if the preceding clause (i) is not applicable to the grantee, for purposes of the Plan, the term “for Cause” shall mean any of the following:

(A)      any failure by the grantee substantially to perform the grantee’s employment or Board membership duties;

(B)      any excessive unauthorized absenteeism by the grantee;

(C)      any refusal by the grantee to obey the lawful orders of the Board or any other person to whom the grantee reports;

(D)      any act or omission by the grantee that is or may be injurious to the Company or any of its Affiliates, whether monetarily, reputationally or otherwise;

(E)       any act by the grantee that is inconsistent with the best interests of the Company or any of its Affiliates;

(F)       the grantee’s gross negligence that is injurious to the Company or any of its Affiliates, whether monetarily, reputationally or otherwise;

(G)       the grantee’s material violation of any of the Company’s policies, including, without limitation, those policies relating to discrimination or sexual harassment;

(H)       the grantee’s material breach of his or her employment or service contract with the Company or any of its Affiliates;

(I)         the grantee’s unauthorized (1) removal from the premises of the Company or any of its Affiliates of any document (in any medium or form) relating to the Company or any of its Affiliates or the customers or clients of the Company or any of its Affiliates or (2) disclosure to any person or entity of any of the Company’s, or any of its Affiliates’, confidential or proprietary information;

(J)         the grantee’s being convicted of, or entering a plea of guilty or nolo contendere to, any crime that constitutes a felony or involves moral turpitude; and

(K)                 the grantee’s commission of any act involving dishonesty or fraud.

Any rights the Company may have under the Plan in respect of the events giving rise to a termination or dismissal “for Cause” shall be in addition to any other rights the Company may have under any other agreement with a grantee or at law or in equity.  Any determination of whether a grantee’s employment, consultancy relationship or Board membership is (or is deemed to have been) terminated “for Cause” shall be made by the Administrator.  If, subsequent to a grantee’s voluntary termination of employment or consultancy relationship or voluntarily resignation from the Board or involuntary termination of employment or consultancy relationship without Cause or removal from the Board other than “for Cause”, it is discovered that the grantee’s employment or consultancy relationship or Board membership could have been terminated “for Cause”, the Administrator may deem such grantee’s employment or consultancy relationship or Board membership to have been terminated “for Cause” upon such discovery and determination by the Administrator.

(f)           The term “incentive stock option” shall mean an option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.  Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option.  Any option that is not an incentive stock option is referred to herein as a “non-qualified stock option.”

(g)           Reserved.

(h)           “Performance Compensation Award” shall mean any Award designated by the Administrator as a Performance Compensation Award pursuant to Section 2.11 of the Plan.

(i)           “Performance Criteria” shall mean the criterion or criteria that the Administrator shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(j)           “Performance Formula” shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Plan participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(k)           “Performance Goal” shall mean, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon the Performance Criteria.

(l)           “Performance Period” shall mean the one or more periods of time as the Administrator may select over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Plan participant’s right to and the payment of a Performance Compensation Award.

(m)           Reserved.

(n)           “Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

(o)           “Repricing” shall mean (i) lowering the Exercise Price of an option or a stock appreciation right after it has been granted, (ii) cancellation of an option or a stock appreciation right in exchange for cash or another Award when the Exercise Price exceeds the Fair Market Value of the underlying shares subject to the Award and (ii) any other action with respect to an option or a stock appreciation right that is treated as a repricing under (A) generally accepted accounting principles or (B) any applicable stock exchange rules.

(p)           “Subsidiary” shall mean any entity in which the Company, directly or indirectly, has a 50% or more equity interest.

ARTICLE II.
Awards Under The Plan

2.1.           Agreements Evidencing Awards

Each Award granted under the Plan shall be evidenced by a written certificate (“Award Agreement”), which shall contain such provisions as the Administrator may deem necessary or desirable and which may, but need not, require execution or acknowledgment by a grantee.  The Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2.           Grant of Stock Options and Stock Appreciation Rights

(a)           Stock Option Grants.  The Administrator may grant stock options (“options”) to purchase shares of Common Stock from the Company to such Key Persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan.  The Administrator shall determine whether the option will be an incentive stock option or a nonqualified stock option for purposes of the Code.  In the case of incentive stock options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations related thereto, as may be amended from time to time.  All options granted under the Plan shall be nonqualified stock options unless the applicable Award Agreement expressly states that the option is intended to be an incentive stock option.  If an option is intended to be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion thereof) shall be regarded as a nonqualified stock option appropriately granted under the Plan; provided that such option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options.  To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a grantee during any calendar year under the Plan and any other stock option plan of the Company or a “subsidiary corporation” of the Company (as such term is defined in Section 424(f) of the Code) shall exceed $100,000, such options shall be treated as nonqualified stock options.  For purposes of the preceding sentence, Fair Market Value shall be determined as of the date on which each such incentive stock option is granted.  No incentive stock option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (i) the exercise price of such incentive stock option is at least 110% of the Fair Market Value of a share of Common Stock at the time such incentive stock option is granted and (ii) such incentive stock option is not exercisable after the expiration of five years from the date such incentive stock option is granted.

(b)           Stock Appreciation Right Grants; Types of Stock Appreciation Rights.  The Administrator may grant stock appreciation rights to such Key Persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan.  The terms of a stock appreciation right may provide that it shall be automatically exercised for a payment upon the happening of a specified event that is outside the control of the grantee and that it shall not be otherwise exercisable.  Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan.  Stock appreciation rights shall not be granted to any Key Person if such grant would create adverse tax consequences under Section 457A of the Code.

(c)           Nature of Stock Appreciation Rights.  The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the Exercise Price of the stock appreciation right, multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised.  Each Award Agreement with respect to a stock appreciation right shall set forth the Exercise Price of such Award and, unless otherwise specifically provided in the Award Agreement, the Exercise Price of a stock appreciation right shall equal the Fair Market Value of a share of Common Stock on the date of grant; provided that in no event may such Exercise Price be less than the greater of (A) the Fair Market Value of a share of Common Stock on the date of grant and (B) the par value of a share of Common Stock.  Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Administrator shall determine.  Repricing of stock appreciation rights granted under the Plan shall not be permitted (1) to the extent such action could cause adverse tax consequences to the grantee under Sections 409A or 457A of the Code or (2) without prior shareholder approval, and any action that would be deemed to result in a Repricing of a stock appreciation right shall be deemed null and void if it would cause such adverse tax consequences or if any requisite shareholder approval related thereto is not obtained prior to the effective time of such action.  Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised.  Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

(d)           Option Exercise Price.  Each Award Agreement with respect to an option shall set forth the Exercise Price of such Award and, unless otherwise specifically provided in the Award Agreement, the Exercise Price of an option shall equal the Fair Market Value of a share of Common Stock on the date of grant; provided that in no event may such Exercise Price be less than the greater of (i) the Fair Market Value of a share of Common Stock on the date of grant and (ii) the par value of a share of Common Stock.  Repricing of options granted under the Plan shall not be permitted (1) to the extent such action could cause adverse tax consequences to the grantee under Sections 409A or 457A of the Code or (2) without prior shareholder approval, and any action that would be deemed to result in a Repricing of an option shall be deemed null and void if it would cause such adverse tax consequences or if any requisite shareholder approval related thereto is not obtained prior to the effective time of such action.

2.3.      Exercise of Options and Stock Appreciation Rights

Subject to the other provisions of this Article II and the Plan, each option and stock appreciation right granted under the Plan shall be exercisable as follows:

(a)           Timing and Extent of Exercise.  Options and stock appreciation rights shall be exercisable at such times and under such conditions as determined by the Administrator and set forth in the corresponding Award Agreement, but in no event shall any portion of such Award be exercisable subsequent to the tenth anniversary of the date on which such Award was granted.  Unless the applicable Award Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable.

(b)           Notice of Exercise.  An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company’s designated exchange agent (the “Exchange Agent”), on such form and in such manner as the Administrator shall prescribe.

(c)           Payment of Exercise Price.  Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased.  Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its Exchange Agent) for the full option Exercise Price; (ii) with the consent of the Administrator, which consent shall be given or withheld in the sole discretion of the Administrator, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option Exercise Price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its Exchange Agent) for any remaining portion of the full option Exercise Price; or (iii) at the sole discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe (whether directly or indirectly through the Exchange Agent), or by any combination of the foregoing payment methods.

(d)           Delivery of Certificates Upon Exercise.  Subject to the provision of Sections 3.2, 3.4 and 3.13, promptly after receiving payment of the full option Exercise Price, or after receiving notice of the exercise of a stock appreciation right for which the Administrator determines payment will be made partly or entirely in shares, the Company or its Exchange Agent shall (i) deliver to the grantee, or to such other person as may then have the right to exercise the Award, a certificate or certificates for the shares of Common Stock for which the Award has been exercised or, in the case of stock appreciation rights, for which the Administrator determines will be made in shares or (ii) establish an account evidencing ownership of the stock in uncertificated form.  If the method of payment employed upon an option exercise so requires, and if applicable law permits, an optionee may direct the Company or its Exchange Agent, as the case may be, to deliver the stock certificate(s) to the optionee’s stockbroker.

(e)           No Stockholder Rights.  No grantee of an option or stock appreciation right (or other person having the right to exercise such Award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such Award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided in Section 1.5(c), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4.      Termination of Employment; Death Subsequent to a Termination of Employment

(a)           General Rule.  Except to the extent otherwise provided in paragraphs (b), (c), (d), (e) or (f) of this Section 2.4 or Section 3.5(b)(iii), a grantee who incurs a termination of employment or consultancy relationship or dismissal from the Board may exercise any outstanding option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the Award on the date of termination of employment or consultancy relationship or dismissal from the Board, as applicable; and (ii) exercise must occur within three months after termination of employment or consultancy relationship or dismissal from the Board but in no event after the original expiration date of the Award.

(b)           Dismissal “for Cause”.  If a grantee incurs a termination of employment or consultancy relationship or dismissal from the Board, in either case “for Cause”, all options and stock appreciation rights not theretofore exercised shall terminate upon the grantee’s termination of employment or consultancy relationship or dismissal from the Board.

(c)           Retirement.  If a grantee incurs a termination of employment as the result of his or her retirement (as defined below), then any outstanding option or stock appreciation right shall, to the extent exercisable at the time of such retirement, remain exercisable for a period of three years after such termination of employment; provided that in no event may such option or stock appreciation right be exercised following the original expiration date of the Award.  For this purpose, “retirement” shall mean a grantee’s resignation of employment, with the Company’s prior consent, on or after (i) his or her 65th birthday, (ii) the date on which he or she has attained age 60 and completed at least five years of service with the Company (using any method of calculation the Administrator deems appropriate) or (iii) if approved by the Administrator, on or after his or her having completed at least 20 years of service with the Company (using any method of calculation the Administrator deems appropriate).

(d)           Disability.  If a grantee incurs a termination of employment or a dismissal from the Board by reason of a disability (as defined below), then any outstanding option or stock appreciation right shall, to the extent exercisable at the time of such termination, remain exercisable for a period of one year after such termination of employment; provided that in no event may such option or stock appreciation right be exercised following the original expiration date of the Award.  For this purpose, “disability” shall mean any physical or mental condition that would qualify the grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee’s position (with or without reasonable accommodation) for a period of six consecutive months.  The existence of a disability shall be determined by the Administrator.

(e)           Death.

(i)           Termination of Employment as a Result of Grantee’s Death.  If a grantee incurs a termination of employment or leaves the Board as the result of his or her death, then any outstanding option or stock appreciation right shall, to the extent exercisable at the time of such termination, remain exercisable for a period of one year after such termination of employment; provided that in no event may such option or stock appreciation right be exercised following the original expiration date of the Award.

(ii)         Restrictions on Exercise Following Death.  Any such exercise of an Award following a grantee’s death shall be made only by the grantee’s executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee’s will specifically disposes of such Award, in which case such exercise shall be made only by the recipient of such specific disposition.  If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any Award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee.

(f)           Administrator Discretion.  The Administrator may, in writing, waive or modify the application of the foregoing provisions of this Section 2.4.

2.5.      Transferability of Options and Stock Appreciation Rights

Except as otherwise provided in an applicable Award Agreement evidencing a nonqualified stock option or stock appreciation right, during the lifetime of a grantee, each option and stock appreciation right granted to a grantee shall be exercisable only by the grantee, and no option or stock appreciation right shall be assignable or transferable other than by will or by the laws of descent and distribution.  The Administrator may, in any applicable Award Agreement evidencing a nonqualified stock option or stock appreciation right, permit a grantee to transfer all or some of the nonqualified stock options or stock appreciation rights to (a) the grantee’s spouse, children or grandchildren (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members or (c) other parties approved by the Administrator.  Following any such transfer, any transferred options and stock appreciation rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.6.      Grant of Restricted Stock

(a)           Restricted Stock Grants.  The Administrator may grant restricted shares of Common Stock to such Key Persons, in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine, subject to the provisions of the Plan.  A grantee of a restricted stock Award shall have no rights with respect to such Award unless such grantee accepts the Award within such period as the Administrator shall specify by accepting delivery of a restricted stock agreement in such form as the Administrator shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its Exchange Agent by certified or official bank check (or the equivalent thereof acceptable to the Company and the Administrator) in an amount at least equal to the par value of the shares covered by the Award (which payment may be deemed satisfied and waived by the Company at the time of grant of the restricted stock Award to the extent the restricted shares granted hereunder are otherwise deemed to be fully paid and non-assessable under applicable law).

(b)           Issuance of Stock Certificate.  Promptly after a grantee accepts a restricted stock Award in accordance with Section 2.6(a), subject to Sections 3.2, 3.4 and 3.13, the Company or its Exchange Agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the Award or shall establish an account evidencing ownership of the stock in uncertificated form.  Upon the issuance of such stock certificates, or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in the Plan (including paragraphs (d) and (e) of this Section 2.6); (ii) in the Administrator’s sole discretion, a requirement, as set forth in the Award Agreement, that any dividends paid on such shares shall be held in escrow and shall remain forfeitable until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable Award Agreement.

(c)           Custody of Stock Certificate.  Unless the Administrator shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable Award Agreement.  The Administrator may direct that such stock certificates bear a legend setting forth the applicable restrictions on transferability.

(d)           Nontransferability.  Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of prior to the lapsing of all restrictions thereon, except as otherwise specifically provided in this Plan or the applicable Award Agreement.  The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.

(e)           Consequence of Termination of Employment.  Unless otherwise set forth in the applicable Award Agreement, (i) a grantee’s termination of employment or consultancy relationship or dismissal from the Board for any reason other than death or disability (as defined in Section 2.4(d)) shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment or consultancy relationship or dismissal from the Board and (ii) if a grantee incurs a termination of employment or consultancy relationship or dismissal from the Board as the result of his or her death or disability, all shares of restricted stock that have not yet vested as of the date of such termination or departure from the Board shall immediately vest as of such date.  All dividends paid on shares forfeited under this Section 2.6(e) that have not theretofore been directly remitted to the grantee shall also be forfeited, whether by termination of any escrow arrangement under which such dividends are held or otherwise.  The Administrator, may in writing, waive or modify the application of the foregoing provisions of this Section 2.6(e).

2.7.      Grant of Restricted Stock Units

(a)           Restricted Stock Unit Grants.  The Administrator may grant restricted stock units to such Key Persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan.  A restricted stock unit granted under the Plan shall confer upon the grantee a right to receive from the Company, conditioned upon the occurrence of such vesting event as shall be determined by the Administrator and specified in the Award Agreement, the number of such grantee’s restricted stock units that vest upon the occurrence of such vesting event multiplied by the Fair Market Value of a share of Common Stock on the date of vesting.  Payment upon vesting of a restricted stock unit shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of vesting) or both, all as the Administrator shall determine, and such payments shall be made to the grantee at such time as provided in the Award Agreement, which shall be (i) if Section 409A of the Code is applicable to the grantee, within the period required by Section 409A such that it qualifies as a “short-term deferral” pursuant to Section 409A and the Treasury Regulations issued thereunder, unless the Administrator shall provide for deferral of the Award in compliance with Section 409A, (ii) if Section 457A of the Code is applicable to the grantee, within the period required by Section 457A(d)(3)(B) such that it qualifies for the exemption thereunder, or (iii) if Sections 409A and 457A of the Code are not applicable to the grantee, at such time as determined by the Administrator.

(b)           Dividend Equivalents.  The Administrator may include in any Award Agreement with respect to a restricted stock unit a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such Award is outstanding and unvested, on the shares of Common Stock underlying such Award if such shares were then outstanding.  In the event such a provision is included in a Award Agreement, the Administrator shall determine whether such payments shall be (i) paid to the holder of the Award, as specified in the Award Agreement, either (A) at the same time as the underlying dividends are paid, regardless of the fact that the restricted stock unit has not theretofore vested, or (B) at the time at which the Award’s vesting event occurs, conditioned upon the occurrence of the vesting event, (ii) made in cash, shares of Common Stock or other property and (iii) subject to such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate and as shall set forth in the Award Agreement.

(c)           Consequence of Termination of Employment.  Unless otherwise set forth in the applicable Award Agreement, (i) a grantee’s termination of employment or consultancy relationship or dismissal from the Board for any reason other than death or disability (as defined in Section 2.4(d)) shall cause the immediate forfeiture of all restricted stock units that have not yet vested as of the date of such termination of employment or consultancy relationship or dismissal from the Board and (ii) if a grantee incurs a termination of employment or consultancy relationship or dismissal from the Board as the result of his or her death or disability, all restricted stock units that have not yet vested as of the date of such termination or departure from the Board shall immediately vest as of such date.  Any dividend equivalent rights on any restricted stock units forfeited under this Section 2.7(c) that have not theretofore been directly remitted to the grantee shall also be forfeited, whether by termination of any escrow arrangement under which such dividends are held or otherwise.  The Administrator may, in writing, waive or modify the application of the foregoing provisions of this Section 2.7(c).

(d)           No Stockholder Rights.  No grantee of a restricted stock unit shall have any of the rights of a stockholder of the Company with respect to such Award unless and until a stock certificate is issued with respect to such Award upon the vesting of such Award (it being understood that the Administrator shall determine whether to pay any vested restricted stock unit in the form of cash or Company shares or both).  Except as otherwise provided in Section 1.5(c), no adjustment to any restricted stock unit shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate, if any, is issued.

(e)           Transferability of Restricted Stock Units.  Except as otherwise provided in an applicable Award Agreement evidencing a restricted stock unit, no restricted stock unit granted under the Plan shall be assignable or transferable.  The Administrator may, in any applicable Award Agreement evidencing a restricted stock unit, permit a grantee to transfer all or some of the restricted stock units to (i) the grantee’s Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members or (iii) other parties approved by the Administrator.  Following any such transfer, any transferred restricted stock units shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.8.      Grant of Unrestricted Stock

The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan to such Key Persons and in such amounts and subject to such forfeiture provisions as the Administrator shall determine.  Shares may be thus granted or sold in respect of past services or other valid consideration.

2.9.      Other Stock-Based Awards

Subject to the provisions of the Plan (including, without limitation, Section 3.16), the Administrator shall have the sole and complete authority to grant to Key Persons other equity-based or equity-related Awards in such amounts and subject to such terms and conditions as the Administrator shall determine; provided that any such Awards must comply, to the extent deemed desirable by the Administrator, with Rule 16b-3 and applicable law.

2.10.    Dividend Equivalents

Subject to the provisions of the Plan (including, without limitation, Section 3.16), in the discretion of the Administrator, an Award, other than an option or stock appreciation right, may provide the Award recipient with dividends or dividend equivalents, payable in cash, shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Administrator, including, without limitation, payment directly to the Award recipient, withholding of such amounts by the Company subject to vesting of the Award, or reinvestment in additional shares, restricted shares or other Awards.

2.11.    Performance Compensation Awards

(a)           General.  The Administrator shall have the authority, at the time of grant of any Award, to designate such Award (other than options and stock appreciation rights) as a Performance Compensation Award in order to qualify such Award as “qualified performance-based compensation” under Section 162(m) of the Code.  Options and stock appreciation rights granted under the Plan shall not be included among Awards that are designated as Performance Compensation Awards under this Section 2.11.

(b)           Eligibility.  The Administrator will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) which Key Persons will be eligible to receive Performance Compensation Awards in respect of such Performance Period.  However, designation of a Key Person eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Key Person to receive payment in respect of any Performance Compensation Award for such Performance Period.  The determination as to whether or not such Key Person becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 2.11.  Moreover, designation of a Key Person eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Key Person eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Key Person eligible to receive an Award hereunder shall not require designation of any other person as a Key Person eligible to receive an Award hereunder in such period or in any other period.

(c)           Discretion of Administrator with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Administrator shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and the Performance Formula. Within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), the Administrator shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(d)           Performance Criteria.  Notwithstanding the foregoing, the Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and shall be limited to the following: (i) net income before or after taxes, (ii) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (iii) operating income, (iv) earnings per share, (v) return on shareholders’ equity, (vi) return on investment, (vii) return on assets, (viii) level or amount of acquisitions, (ix) share price, (x) profitability/profit margins, (xi) market share, (xii) revenues or sales (based on units and/or dollars), (xiii) costs, (xiv) cash flow, (xv) working capital, (xvi) objective measures of customer satisfaction, (xvii) objective measures of employee satisfaction, (xviii) expense levels and expense ratios, (xix) gross margin and gross margin ratios, (xx) employee turnover, (xxi) implementation of systems, (xxii) completion of projects, (xxiii) level or amount of divestitures, (xxiv) objective goals related to capitalization or restructuring of the balance sheet and (xxv) objective goals related to management or expense restructuring.  The Performance Criteria may be applied on an absolute basis and/or be relative to one or more peer companies or indices or any combination thereof.  To the extent required under Section 162(m) of the Code, the Administrator shall, within the first 90 days of the applicable Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(e)           Performance Goals.  The Administrator is authorized at any time during the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), or any time thereafter (but only to the extent the exercise of such authority after such 90-day period (or such shorter period, if applicable) would not cause the Performance Compensation Awards granted to any Key Person for the Performance Period to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company, or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal) or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal), or the financial statements of the Company or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal), or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions.

(f)           Payment of Performance Compensation Awards.

(i)           Condition to Receipt of Payment.  An Award recipient must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period. Notwithstanding the foregoing, in the discretion of the Administrator, Performance Compensation Awards may be paid to Award recipients who have retired or whose employment has terminated after the beginning of the Performance Period for which a Performance Compensation Award is made, or to the designee or estate of an Award recipient who died prior to the last day of a Performance Period, but not unless and until the Administrator has certified attainment of the relevant Performance Goal(s) in accordance with Section 2.11(f)(iii).

(ii)           Limitation.  An Award recipient shall be eligible to receive payments in respect of a Performance Compensation Award only to the extent that (A) the Performance Goal(s) for such period are achieved and certified by the Administrator in accordance with Section 2.11(f)(iii) and (B) the Performance Formula as applied against such Performance Goal(s) determines that all or some portion of such Award recipient’s Performance Compensation Award has been earned for the Performance Period.

(iii)           Certification.  Following the completion of a Performance Period, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula.  The Administrator shall then determine the actual size of each Award recipient’s Performance Compensation Award for the Performance Period and, in so doing, may apply negative discretion as authorized by Section 2.11.

(iv)           Negative Discretion.  In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Administrator may, in it sole judgment, reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period.

(v)           Timing of Award Payments.  The Performance Compensation Awards granted for a Performance Period shall be paid to Award recipients as soon as administratively possible following completion of the certifications required by Section 2.11, but in any event within the period required by Section 409A of the Code such that it qualifies as a “short-term deferral” pursuant to Section 1.409A-1(b)(4) of the Department of Treasury regulations, unless the Administrator shall determine that any Performance Compensation Award shall be deferred in compliance with Section 409A of the Code.

(vi)           Maximum Award Payable.  Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award that may be granted to any one Key Person under the Plan in any fiscal year of the Company is 2,100,000 shares of Common Stock or, in the event the Performance Compensation Award is paid in cash, other securities, other Awards or other property, the equivalent cash value of 2,100,000 shares of Common Stock on the last day of the Performance Period to which such Award relates, in each case subject to adjustment as provided in Section 1.5(c).  Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase in a manner prohibited by Section 162(m) of the Code.

(vii)           Discretion. In no event shall any discretionary authority granted to the Administrator by the Plan be used to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained, (B) increase a Performance Compensation Award for any Key Person at any time after the first 90 days of the Performance Period (or, if shorter, the maximum period allowed under Section 162(m)) or (C) increase a Performance Compensation Award above the maximum amount payable under Sections 1.5(a), 1.5(d) or 2.11 of the Plan.

ARTICLE III.
Miscellaneous

3.1.      Amendment of the Plan; Modification of Awards

(a)           Amendment of the Plan.  The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any Award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the Award).  For purposes of this Section 3.1, any action of the Board or the Administrator that in any way alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any grantee.

(b)           Stockholder Approval Requirement.  Stockholder approval shall be required with respect to any amendment to the Plan that (i) expands the types of Awards available under the Plan (provided such approval shall not be required if the Company is a “foreign private issuer”, as defined in the rules of the SEC, or to the extent the Administrator determines that compliance with Section 162(m) of the Code would not be necessary), (ii) increases the number of shares which may be issued under the Plan (in the aggregate or to any individual), except as permitted pursuant to Section 1.5(c), (iii) modifies the definition of Repricing herein or has the effect of a Repricing of any outstanding Award, (iv) modifies the eligibility requirements of persons eligible to receive Awards under the Plan, (v) extends the term of the Plan or (vi) is otherwise necessary to comply with any tax or regulatory requirement applicable to the Plan.

(c)           Modification of Awards.  The Administrator may cancel any Award under the Plan.  The Administrator also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the Award becomes unrestricted, vested or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Award Agreement; or (iii) waive or amend the operation of Sections 2.4, 2.6(e) and 2.7(c) with respect to the termination of the Award upon termination of employment or consultancy relationship or dismissal from the Board; provided, however, that no such amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Award.  However, any such cancellation or amendment that materially impairs the rights or materially increases the obligations of a grantee under an outstanding Award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the Award).  In making any modification to an Award, the Administrator may consider the implications under Sections 409A and 457A of the Code from such modification.  Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the Exercise Price of outstanding options or stock appreciation rights or cancel outstanding options or stock appreciation rights in exchange for cash, other Awards or options or stock appreciation rights with an Exercise Price that is less than the Exercise Price of the original options or stock appreciation rights without stockholder approval.

3.2.      Consent Requirement

(a)           No Plan Action Without Required Consent.  If the Administrator shall at any time determine that any Consent (as defined below) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.

(b)           Consent Defined.  The term “Consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3.      Nonassignability

Except as provided in Sections 2.4(e), 2.5, 2.6(d) or 2.7(e), (a) no Award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative or the grantee’s permissible successors or assigns (as authorized and determined by the Administrator).  All terms and conditions of the Plan and the applicable Award Agreements will be binding upon any permitted successors or assigns.

3.4.      Taxes

(a)           Withholding.  A grantee or other Award holder under the Plan shall be required to pay, in cash, to the Company, and the Company and its Affiliates shall have the right and are hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to such grantee or other Award holder, the amount of any applicable withholding taxes in respect of an Award, its grant, its exercise, its vesting, or any payment or transfer under an Award or under the Plan, and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for payment of such taxes.  Whenever shares of Common Stock are to be delivered pursuant to an Award under the Plan, with the approval of the Administrator, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of minimum tax required to be withheld.  Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined.  Fractional share amounts shall be settled in cash.  Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

(b)           Liability for Taxes.  Grantees and holders of Awards are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including, without limitation, any taxes arising under Sections 409A and 457A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any such person harmless from any or all of such taxes.  The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Sections 409A and 457A of the Code, (ii) voids any participant election to the extent it would violate Section 409A or 457A of the Code and (iii) for any distribution event or election that could be expected to violate Section 409A or 457A of the Code, make the distribution only upon the earliest of the first to occur of a “permissible distribution event” within the meaning of Section 409A of the Code or a distribution event that the participant elects in accordance with Section 409A of the Code.  The Administrator shall have the sole discretion to interpret the requirements of the Code, including, without limitation, Sections 409A and 457A, for purposes of the Plan and all Awards.

3.5.      Change in Control

(a)           Change in Control Defined.  For purposes of the Plan, “Change in Control” shall mean, unless otherwise defined in the applicable Award Agreement, the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of (i) more than 50% of the voting stock of the Company or (ii) all or substantially all of the assets of the Company; provided, however, that for each Award subject to Section 409A of the Code, a Change in Control shall be deemed to have occurred under this Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.

(b)           Effect of a Change in Control.  Unless the Administrator provides otherwise in a Award Agreement, upon the occurrence of a Change in Control:

(i)           notwithstanding any other provision of this Plan, any Award then outstanding shall become fully vested and any Award in the form of an option or stock appreciation right shall be immediately exercisable;

(ii)           to the extent permitted by law and not otherwise limited by the terms of the Plan, the Administrator may amend any Award Agreement in such manner as it deems appropriate;

(iii)           a grantee who incurs a termination of employment or consultancy relationship or dismissal from the Board for any reason, other than a termination or dismissal “for Cause”, concurrent with or within one year following the Change in Control may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the Award on the date of his or her termination of employment or consultancy relationship or dismissal from the Board, until the earlier of (A) the original expiration date of the Award and (B) the later of (x) the date provided for under the terms of Section 2.4 without reference to this Section 3.5(b)(iii) and (y) the first anniversary of the grantee’s termination of employment or consultancy relationship or dismissal from the Board.

(c)           Miscellaneous.  Whenever deemed appropriate by the Administrator, any action referred to in paragraph (b)(ii) of this Section 3.5 may be made conditional upon the consummation of the applicable Change in Control transaction.  For purposes of the Plan and any Award Agreement granted hereunder, the term “Company” shall include any successor to Eagle Bulk Shipping Inc.

3.6.      Operation and Conduct of Business

Nothing in the Plan or any Award Agreement shall be construed as limiting or preventing the Company or any of its Affiliates from taking any action with respect to the operation and conduct of their business that they deem appropriate or in their best interests, including any or all adjustments, recapitalizations, reorganizations, exchanges or other changes in the capital structure of the Company or any of its Affiliates, any merger or consolidation of the Company or any of its Affiliates, any issuance of Company shares or other securities or subscription rights, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or other securities or rights thereof, any dissolution or liquidation of the Company or any of its Affiliates, any sale or transfer of all or any part of the assets or business of the Company or any of its Affiliates, or any other corporate act or proceeding, whether of a similar character or otherwise.

3.7.      No Rights to Awards

No Key Person or other person shall have any claim to be granted any Award under the Plan.

3.8.      Right of Discharge Reserved

Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his or her employment with the Company or any of its Affiliates, his or her consultancy relationship with the Company or any of its Affiliates, or his or her position as a director of the Company or any of its Affiliates, or affect any right that the Company or any of its Affiliates may have to terminate such employment or consultancy relationship or service as a director.

3.9.      Non-Uniform Determinations

The Administrator’s determinations and the treatment of Key Persons and grantees and their beneficiaries under the Plan need not be uniform and may be made and determined by the Administrator selectively among persons who receive, or who are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards under the Plan, (b) the types of Awards granted under the Plan, (c) the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated with respect to, Awards and (d) the terms and conditions of Awards.

3.10.    Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11.    Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.12.    Effective Date and Term of Plan

(a)           Adoption; Stockholder Approval.  The Plan was adopted by the Board on April 6, 2009.  The Board may, but need not, make the granting of any Awards under the Plan subject to the approval of the Company’s stockholders.

(b)           Termination of Plan.  The Board may terminate the Plan at any time.  All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.  No Awards may be granted under the Plan following the tenth anniversary of the date on which the Plan was adopted by the Board.

3.13.    Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.  Notwithstanding anything to the contrary in the Plan or any Award Agreement, at the time of the exercise of any Award, at the time of vesting of any Award or at the time of grant of any unrestricted shares under the Plan, the Company and the Administrator may, if either shall deem it necessary or advisable for any reason, require the holder of an Award (a) to represent in writing to the Company that it is the Award holder’s then-intention to acquire the shares with respect to which the Award is granted for investment and not with a view to the distribution thereof or (b) to postpone the date of exercise until such time as the Company has available for delivery to the Award holder a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred in connection with any Award unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Company and the Administrator.  The Company and the Administrator shall have the right to condition any issuance of shares to any Award holder hereunder on such person’s undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company or the Administrator shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and all share certificates delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Company or the Administrator may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, any stock exchange upon which such shares are listed, and any applicable securities or other laws, and certificates representing such shares may contain a legend to reflect any such restrictions.  The Administrator may refuse to issue or transfer any shares or other consideration under an Award if it determines that the issuance or transfer of such shares or other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the 1934 Act, and any payment tendered to the Company by a grantee or other Award holder in connection with the exercise of such Award shall be promptly refunded to the relevant grantee or other Award holder.  Without limiting the generality of the foregoing, no Award granted under the Plan shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Administrator has determined that any such offer, if made, would be in compliance with all applicable requirements of any applicable securities laws.

3.14.    Requirement of Notification of Election Under Section 83(b) of the Code or Upon Disqualifying Disposition Under Section 421(b) of the Code

(a)           If an Award recipient, in connection with the acquisition of Company shares under the Plan, makes an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code), the grantee shall notify the Administrator of such election within ten days of filing notice of the election with the U.S. Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

(b)           If an Award recipient shall make any disposition of Company shares delivered pursuant to the exercise of an incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, the grantee shall notify the Company of such disposition within ten days thereof.

3.15.    Severability

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to the applicable laws or, if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

3.16.    Sections 409A and 457A

To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Sections 409A and 457A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.  Notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A or 457A of the Code, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Plan and Award from Sections 409A and 457A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Sections 409A and 457A of the Code and related Department of Treasury guidance and thereby avoid the application of penalty taxes under Sections 409A and 457A of the Code.

3.17.    Forfeiture; Clawback

The Administrator may, in its sole discretion, specify in the applicable Award Agreement that any realized gain with respect to options or stock appreciation rights and any realized value with respect to other Awards shall be subject to forfeiture or clawback, in the event of (a) a grantee’s breach of any non-competition, non-solicitation, confidentiality or other restrictive covenants with respect to the Company or its Affiliates or (ii) a financial restatement that reduces the amount of bonus or incentive compensation previously awarded to a grantee that would have been earned had results been properly reported.

3.18.    No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Award recipient or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

3.19.    No Fractional Shares

No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

3.20.    Governing Law

The Plan will be construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

EAGLE BULK SHIPPING INC. 477 MADISON AVENUE NEW YORK, NY 10022
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M12652	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

EAGLE BULK SHIPPING INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

A	Electon of Directors – The Board of Directors	☐	☐	☐
Recommends a vote FOR all the listed nominees.
Vote On Directors
1.	Election of Directors
Nominees:
01) Jon Tomasson
	02) Sophocles No. Zoullas				For	Against	Abstain

B	Ratification of Appointment of Independent Registered Public Accounting Firm — The Board of Directors recommends a vote FOR Proposal 2.

2.
The Board has selected the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of Eagle Bulk Shipping Inc. for the fiscal year ending December 31, 2009 and recommends that shareholders vote for ratification of this appointment.
	☐	☐	☐

C	Approval of 2009 Equity Incentive Plan – The Board of Directors recommends a vote FOR Proposal 3.

3.	The Board of Directors is seeking shareholder approval to adopt the Company’s 2009 Equity Incentive Plan and recommends that shareholders vote to approve this Equity Incentive Plan.	☐	☐	☐

If you receive more than one proxy card, please vote with respect to each card you receive. Please date and sign each card and return all proxy cards in the enclosed envelope. Your vote is important

D	Non-Voting Items	Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

E	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.
All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

	Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
M12653

Eagle Bulk Shipping Inc. 2009 Annual Meeting Proxy Card

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2009
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Sophocles N. Zoullas and Alan S. Ginsberg, or either of them, each with full power of substitution, as proxies, to represent and vote as designated on the reverse side, all of the shares of Common Stock of Eagle Bulk Shipping Inc. held of record by the undersigned on March 24, 2009, at the Annual Meeting of Shareholders to be held at the offices of Seward & Kissel LLP, One Battery Park Plaza, 20th Floor, New York, New York 10004 at 10:00 a.m., local time, on Thursday, May 21, 2009, or at any adjournment or postponement thereof.

This proxy may be revoked at any time before it is exercised.

All shares of Common Stock of Eagle Bulk Shipping Inc. will be voted as specified. Unless otherwise specified, this proxy, when properly executed, will be voted 'FOR ALL NOMINEES” in Proposal No. 1 for election as directors, 'FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2009 and "FOR" Proposal No. 3 to approve the Company's 2009 Equity Incentive Plan. If any other matter is properly presented at the Annual Meeting of Shareholders, this proxy will be voted in accordance with the judgment of the persons appointed as proxies.

YOUR VOTE IS IMPORTANT
PLEASE SIGN AND DATE THE PROXY ON REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE